Loan No.:        51579
                                                          Servicing No.: 3091477

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                              BANK OF AMERICA, N.A.
                                    as Lender

                         -------------------------------

                                 LOAN AGREEMENT

                         dated as of September 24, 1999

                         -------------------------------

                          INNKEEPERS RI NORTHWEST, L.P.
                                       and
                      INNKEEPERS SUMMERFIELD GENERAL, L.P.
                                   as Borrower

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.1  Definitions.......................................................1
Section 1.2  Other Definitional Provisions....................................23

                                   ARTICLE II
                                    THE LOAN

Section 2.1  Loan Terms.......................................................24
Section 2.2  Interest.........................................................24
Section 2.3  Term.............................................................24
Section 2.4  Payments.........................................................24
Section 2.5  Release of Properties............................................24
Section 2.6  Substitution of Properties.......................................25

                                   ARTICLE III
                          CONDITIONS PRECEDENT TO LOAN

Section 3.1  Loan Documents...................................................34
Section 3.2  Brokerage Commissions............................................34
Section 3.3  Title Evidence...................................................34
Section 3.4  Survey...........................................................34
Section 3.5  Insurance........................................................34
Section 3.6  Authority Documents..............................................34
Section 3.7  Financial Statements and Operating Statements....................35
Section 3.8  Opinions.........................................................35
Section 3.9  Compliance with Laws.............................................35
Section 3.10 Agreements.......................................................35
Section 3.11 Taxes............................................................36
Section 3.12 Utilities........................................................36
Section 3.13 Reserve Accounts.................................................36
Section 3.14 Engineering Report...............................................36
Section 3.15 Certificate of Occupancy and Other Permits.......................36
Section 3.16 Environmental Assessment and O&M Program.........................36
Section 3.17 Appraisal........................................................36
Section 3.18 Equity...........................................................36
Section 3.19 Debt Service.....................................................36
Section 3.20 Loan to Value Ratio..............................................37

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Section 3.21 Special Purpose Entity...........................................37
Section 3.22 Miscellaneous....................................................37

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

Section 4.1  Existence; Compliance with Law...................................37
Section 4.2  Equity Interests.................................................37
Section 4.3  Power; Authorization; Enforceable Obligations....................37
Section 4.4  No Legal Bar.....................................................38
Section 4.5  No Litigation....................................................38
Section 4.6  No Default.......................................................38
Section 4.7  Solvency; Fraudulent Conveyance..................................38
Section 4.8  Special Purpose Entity...........................................39
Section 4.9  Taxes............................................................39
Section 4.10 No Burdensome Restrictions.......................................39
Section 4.11 Investment Company Act; Other Regulations........................39
Section 4.12 Subsidiaries.....................................................39
Section 4.13 Title to Premises................................................40
Section 4.14 Ownership of Personalty..........................................40
Section 4.15 Financial Statements.............................................40
Section 4.16 No Change........................................................40
Section 4.17 Accuracy of Information..........................................41
Section 4.18 Principal Place of Business......................................41
Section 4.19 Taxpayer Identification Number...................................41
Section 4.20 Insurance........................................................41
Section 4.21 Mechanic's Liens, etc............................................41
Section 4.22 No Violation.....................................................41
Section 4.23 ERISA............................................................41
Section 4.24 O&M Program......................................................42
Section 4.25 No Organizational Document Amendment.............................42
Section 4.26 Permitted Encumbrances...........................................42
Section 4.27 Insolvency Opinion...............................................42
Section 4.28 Year 2000........................................................42

                                    ARTICLE V
                            COVENANTS AND AGREEMENTS

Section 5.1  Affirmative Covenants of the Borrower............................43
Section 5.2  Negative Covenants of the Borrower...............................49
Section 5.3  Environmental Covenants..........................................54
Section 5.4  Recourse Covenants...............................................56
Section 5.5  Insurance........................................................56
Section 5.6  Lockbox..........................................................58

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                                   ARTICLE VI
                                RESERVE ACCOUNTS

Section 6.1  Establishment of Reserve Accounts................................58
Section 6.2  Initial Reserve Deposits.........................................58
Section 6.3  Monthly Reserve Deposits.........................................58
Section 6.4  Replacement Reserve Account......................................58
Section 6.5  Permitted Investments, Earnings, Charges and Annual Accounting...59
Section 6.6  Assignment to the Lender of Reserve Accounts and Rights
             and Claims.......................................................60
Section 6.7  Application of Reserve Accounts Upon an Event of Default.........60
Section 6.8  Disbursements from Tax and Insurance Reserve Account.............61
Section 6.9  Disbursements from Repair Escrow Account and Replacement
             Reserve Account..................................................61
Section 6.10 Disbursements from Cash Management Account.......................63
Section 6.11 Indemnification..................................................64

                                   ARTICLE VII
                           EVENTS OF DEFAULT; REMEDIES

Section 7.1  Events of Default................................................64
Section 7.2  Remedies.........................................................66

                                  ARTICLE VIII
                         CASUALTY LOSSES; EMINENT DOMAIN

Section 8.1  Repairs and Casualty Losses......................................67
Section 8.2  Eminent Domain...................................................67
Section 8.3  Application of Insurance Proceeds and Condemnation Awards........68

                                   ARTICLE IX
                               GENERAL PROVISIONS

Section 9.1  Remedies Cumulative; Waivers.....................................69
Section 9.2  Benefit..........................................................70
Section 9.3  Assignment and Assumption........................................70
Section 9.4  Securitization Cooperation/Indemnification.......................72
Section 9.5  Information......................................................76
Section 9.6  Nonrecourse Loan; Exceptions.....................................76
Section 9.7  Amendments.......................................................76
Section 9.8  Governing Law and Jurisdiction...................................76
Section 9.9  Savings Clause...................................................77
Section 9.10 Execution in Counterparts........................................77
Section 9.11 Notices..........................................................77
Section 9.12 Right of Set-Off.................................................77
Section 9.13 Written Agreement................................................78

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Section 9.14 Waiver of Jury Trial.............................................78
Section 9.15 Cross Default, Cross-Collateralization, Waiver of Marshalling
             of Assets........................................................79
Section 9.16 Servicer.........................................................79

                                    ARTICLE X
                               SPECIAL PROVISIONS

Section 10.1 Termination of Manager...........................................80
Section 10.2 Substitution of Operating Lessee.................................80


SCHEDULES

SCHEDULE 1        Allocated Loan Amounts

SCHEDULE 2        Franchise Agreements

SCHEDULE 3        Operating Leases

SCHEDULE 4        Equipment Leases

SCHEDULE 5        Multi-Family Leases

SCHEDULE 6        Property-Specific Leases


EXHIBITS

EXHIBIT A         Equity Interests

EXHIBIT B         Immediate Repairs, Replacements and Reserve Amounts

EXHIBIT C         Addresses for Notice

EXHIBIT D         Program Rider

EXHIBIT E-1       Form of Subordination, Nondisturbance and Attornment Agreement
                  for Summerfield Operating Leases

EXHIBIT E-2       Form of Subordination and Attornment Agreement for Residence
                  Inn Operating Leases

EXHIBIT F         Form of Tenant Estoppel Certificate

                                       iv

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EXHIBIT G         Form of Subordination, Nondisturbance and Attornment Agreement
                  for Subleases

EXHIBIT H         Form of Hazardous Substance Indemnification Agreement

EXHIBIT I         Form of Operating Lessee Estoppel Certificate

EXHIBIT J         Form of Line of Credit Direction Letter

                                       v

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                                 LOAN AGREEMENT

                  LOAN AGREEMENT, dated as of September 24, 1999 (together with all exhibits, schedules, riders and addenda hereto, which are hereby incorporated herein, the "Loan Agreement" or "Agreement"), by and between INNKEEPERS RI NORTHWEST, L.P., a Virginia limited partnership, and INNKEEPERS SUMMERFIELD GENERAL, L.P., a Virginia limited partnership (each an "Individual Borrower" and collectively, the "Borrower"), each with its principal place of business at 306 Royal Poinciana Way, Palm Beach, Florida 33480, and BANK OF AMERICA, N.A., a national banking association, with its principal offices in Charlotte, North Carolina (together with its successors and assigns, the "Lender").

                                    RECITALS:

                  The Borrower has applied to the Lender for a loan in the original principal amount of $58,000,000 (the "Loan") to be made by the Lender pursuant to the terms hereof.

                  The Loan will be secured by, among other things, a first priority lien on the Land, Improvements, Personalty and Rents and Profits.

                  The Lender is willing to make the Loan based on the terms and conditions set forth in this Loan Agreement and subject to the execution and delivery of each of the Loan Documents.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Borrower Principal and the Lender hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Definitions.

                  As used in this Agreement, the other Loan Documents, or any certificate or other document made or delivered pursuant hereto, the capitalized terms used herein shall, unless otherwise defined herein or therein, have the following meanings:

                  Additional Repair(s). Any repairs, replacements or improvements, (i) other than Immediate Repairs, which are advisable to keep the Premises in good order and repair and in good marketable condition, or to prevent deterioration of the Premises, or (ii) with respect to any Immediate Repair the amount by which such Immediate Repair exceeds 125% of the estimated cost of such Immediate Repair as set forth in Exhibit B hereto.

                  Adjusted Release Amount. Shall mean, for any Individual Property, 125% of the Allocated Loan Amount for such Individual Property.

                  Affiliate(s). As to any specified Person, any other Person controlling or controlled by or under common control with such specified Person, including without limitation (i) any person who has a familial relationship, by blood, marriage or otherwise with any member or employee of Borrower, or any affiliate thereof and (ii) any Person which receives compensation for administrative, legal or accounting services from the Borrower or any affiliate. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  Notwithstanding anything to the contrary contained in this Loan Agreement, any two Persons whose shares are both publicly traded shall not be deemed Affiliates regardless of any common shareholders or directors.

                  Allocated Loan Amount. Shall mean the portion of the Loan Amount allocated, solely for purposes of performing certain calculations hereunder, to each Individual Property, as set forth in Schedule 1 hereto.

                  Appraisal. An appraisal of each Individual Property prepared at the Borrower's expense by a qualified appraiser designated by and satisfactory to the Lender, in accordance with written instructions from the Lender, dated as of a date acceptable to the Lender and otherwise satisfactory in form and substance to the Lender.

                  Approved Insurer. An insurer previously approved by the Lender with a Standard and Poor's rating of AA or better, and which is authorized to issue insurance in each state where an Individual Property is located.

                  Assignment of Leases and Rents. Each of the Assignments of Leases and Rents, dated as of even date herewith, executed by each Borrower, as Operating Lessor, assigning the interest of each Borrower under the Operating Lease and any additional rights to rents from the Premises to Lender.

                  Bankruptcy Event. As to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction over the Premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, conservator, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or order the winding up or liquidation of its affairs; (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against a Person and such petition remains unstayed and in effect for a period of sixty (60) consecutive days; (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or similar law or make any general assignment for the benefit of creditors; (iv) such Person shall admit in writing its inability to pay its debts generally as they become due (otherwise than on a purely temporary basis), or (v) such Person shall take any action in furtherance of any of the aforesaid purposes.

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                  Basic Carrying Costs. Shall mean, with respect to an
Individual Property, the sum of the following costs associated with such Individual Property for the relevant calendar year or payment period: (i) Taxes (as defined in the Cash Management Agreement) and (ii) Insurance Premiums (as defined in the Cash Management Agreement).

                  Borrower Party. Shall mean the Borrower Principal, any guarantor, any general partner of Borrower if Borrower is a partnership or limited partnership, any general partner in any partnership or limited partnership that is a general partner of Borrower, any managing member of Borrower if Borrower is a limited liability company, and any managing member in any limited liability company that is a managing member of Borrower, any at any level.

                  Borrower Principal. Shall mean Innkeepers USA Limited Partnership, a Virginia limited partnership.

                  Business Day. Any day other than a Saturday, a Sunday, a legal holiday in Charlotte, North Carolina, or a day on which banking institutions located in Charlotte, North Carolina are authorized by law or other governmental action to close.

                  Cash Management Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Cash Management Agreement. The Cash Management Agreement, dated as of even date herewith, executed by the Borrower, the Lender and the Servicer.

                  Certification. As to any specified report, Financial Statement, Operating Statement, Rent Roll or other document, a written certification by a Responsible Officer of the Person providing such report, Financial Statement, Operating Statement, Rent Roll or other document that such report, Financial Statement, Operating Statement, Rent Roll or other document, as at the date thereof, (i) contains all of the information and statements required to be set forth therein, (ii) that such information and statements are true and correct in all material respects, (iii) that there is no untrue statement of a material fact required to be stated therein, (iv) that there is no failure to state therein any information or fact that is necessary to make the information or statements contained therein, in light of the circumstances under which they are made, not misleading, and (v) that there is no fact known to such Responsible Officer that materially adversely affects any of the information or statements set forth therein.

                  Closing Date. The date set forth in the first paragraph of this Loan Agreement.

                  Code. Shall have the meaning set forth in the Note.

                  Commitment. The Lender's commitment letter, dated July 20, 1999, with respect to the Loan as accepted by the Borrower and the Borrower Principal in accordance with the terms thereof.

                  Debt Service. Shall mean the installments of principal and interest due and payable in accordance with the Note, the Defeased Note or the Undefeased Note, as the case may be, during any applicable period.

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                  Debt Service Coverage Ratio Leases. Shall mean the ratio that shall be applied by Lender for the applicable period calculated as follows (assuming for purposes of this calculation, the Debt Service would include amortization based on a twenty-two (22) year amortization schedule):

                  (a) with respect to the Operating Leases for the Premises, the ratio of the (i) Net Operating Income Leases for the Premises for the immediately preceding twelve (12) calendar month period to (ii) the Debt Service that would be due on the Loan with respect to the Premises for the twelve (12) calendar month period immediately following such calculation; and

                  (b) with respect to any Operating Leases for an Individual Property, the ratio of (i) Net Operating Income Leases for the subject Individual Property for the immediately preceding twelve (12) month period to
                           (ii) the projected Debt Service that would be due with respect to the Allocated Loan Amount applicable to the subject Individual Property for the twelve
                           (12) month period immediately following such calculation.

                  Debt Service Coverage Ratio Premises. Shall mean the ratio to be applied by Lender, calculated as follows:

                  (a) with respect to revenues of the Premises, the ratio of (i) Net Operating Income Premises of the Premises for the immediately preceding twelve (12) calendar month period to (ii) the projected Debt service that would be due on the Loan with respect to the Premises for the twelve (12) month period immediately following such calculation; and

                  (b)      with respect to an Individual Property, the ratio of
                           (i) Net Operating Income Premises for the subject Individual Property for the immediately preceding twelve (12) month period to (ii) the projected Debt Service that would be due with respect to the Allocated Loan Amount applicable to the subject Individual Property for the twelve (12) month period immediately following such calculation.

                  Debt Service Reserve Account: Shall mean an Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Default Condition. The occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default.

                  Defeasance. Shall have the meaning set forth in the Note.

                  Defeasance Collateral. Shall have the meaning set forth in
Section 4(b)(i)(C)(2) of the Note.

                  Defeased Note. Shall have the meaning set forth in Section 4(c) of the Note.

                  Eligible Account. An account or accounts that are either (i) maintained with a federal or state-chartered depository institution or trust company whose commercial or finance paper or other similar obligations are rated A-1 or better by Standard and Poor's, P-1 or better by Moody's, D-1 by Duff, or F-1 + by Fitch, (ii) maintained with a depository institution with a minimum long-term unsecured debt rating of AA or better by Standard & Poor's or Fitch and Duff, or Aaa or better by Moody's, provided that the deposits in such account or accounts are fully insured by the Federal Deposit Insurance Corporation, (iii) a segregated trust account maintained with the corporate trust department of an institution with capital and surplus of not less than $50,000,000 and with a minimum long-term unsecured debt rating of AA or better by Standard & Poor's or Fitch and Duff, or Aaa or better by Moody's, or (iv) otherwise acceptable to the Lender.

                  Eligible Institution. shall mean a depository institution or trust company insured by the Federal Deposit Insurance Company the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S & P and P-1 by Moody's, in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA-" by S&P and "Aa3" by Moody's).

                  Engineering Report. An engineering report of the Premises from an engineer approved by the Lender and dated as of a date acceptable to the Lender, which report shall, among other things, conform to all requirements of the Lender and address the requirements of the Americans with Disabilities Act of 1990.

                  Environmental Assessment. A report of a Phase I environmental assessment of each Individual Property (and, if recommended by the Phase I environmental assessment, a Phase II environmental assessment including, but not limited to, the taking of soil borings and air and ground water samples and other above and below ground testing) of such scope as the Lender may request, by a consulting firm acceptable to the Lender, which shall, among other things, be dated as of a date acceptable to the Lender and conform to (i) the current minimum standards for the American Society of Testing and Materials, and (ii) the Lender's then current requirements.

                  Environmental Covenant(s). Each of the covenants, agreements and/or indemnities set forth in Section 5.3 of this Loan Agreement.

                  Environmental Indemnity. Shall mean an Environmental Indemnification Agreement in a form acceptable to Lender in its sole discretion setting forth such covenants, agreements and/or indemnities sufficient to indemnify Lender, including without limitation, the covenants, agreements and indemnities set forth in Section 5.3 of this Loan Agreement.

                  Equity Interests. Any and all shares, interests, participations and other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person not a corporation (including, without limitation, general and limited partnership interests in a limited partnership), and any and all warrants and options to purchase any of the foregoing.

                  ERISA. The Employee Retirement Income Security Act of 1974.

                  Event of Default. The occurrence of any event or condition specified in Section 7.1 of this Loan Agreement.

                  Financial Statement. With respect to the Borrower, shall mean
(i) an Operating Statement with respect to each Individual Property showing profits and losses and budgeted to actual of revenues and expenses, (ii) a statement with respect the Premises showing profits and losses and a comparison of budgeted to actual for revenues and expenses and (iii) an Operating Statement for each Individual Property based upon a report prepared annually based upon agreed upon procedures prepared by a "Big Five" accounting firm or other independent certified public accountant acceptable to Lender. With respect to the REIT, shall mean for any specified period, (i) the 10Q filed with the SEC by the REIT on a quarterly basis, (ii) the 10K filed with the SEC by the REIT on an annual basis, (iii) audited financial statements for the consolidated REIT on an annual basis, and (iv) the REIT's annual budget, to the extent such information is a matter of public record. As to any other indicated Person, for any specified period, financial statements of such Person, including, at a minimum, a current balance sheet, a current income and expense statement, a statement showing contingent liabilities and any other supporting schedules or documentation that the Lender may from time to time require, and, in the case of the Borrower, a detailed cash flow statement for each property and/or entity in which the Borrower has an interest, prepared in accordance with Required Accounting Standards. The Operating Statements provided shall include, as applicable, with respect to each Individual Property, the property and entity name, location, size (including the number of rooms with respect to hotels), occupancy status, its average daily rate, its revenue per available room, its Operating Income Premises (including the sources of Operating Income Premises), its Operating Expenses Premises, its Net Operating Income Premises, any loan balance currently outstanding, the amount and beneficiary of any cash distributions by such person, the amount invested in and/or received from such property or entity. Each Financial Statement shall include a Certification thereto. All required financial statements shall list only the assets of the indicated Person, and in no event shall the assets of the indicated Person include the assets of any other entity. Each financial statement shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior fiscal year, (ii) a certificate executed by the chief financial officer of the Person stating that each such annual financial statement presents fairly the financial condition and the results of the operations of the Person and the Property being reported upon and has been prepared in accordance with Required Accounting Standards, (iii) a report prepared annually based upon agreed upon procedures prepared by a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender, and (iv) as to any Person other than Borrower, Borrower Principal or the REIT, a schedule audited by such independent certified public accountant reconciling Net Operating Income to Net Cash Flow, which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such independent certified public accountant.

                  Financing Statements. The UCC financing statements filed in order to perfect the Lender's lien on certain personal property and fixtures as more particularly described therein. The Financing Statements shall be on forms approved for filing in the applicable state and local filing offices of the applicable state in which any filings are necessary or, in the Lender's opinion desirable, to be made to perfect the interests of the Lender granted under the Loan Documents, together with the search results for such filing offices, including copies of all reported financing statements.

                  Franchise Agreement. Means, with respect to any Individual Property, that certain franchise agreement more specifically identified on
Schedule 2 attached hereto. With respect to Sections 2.6, 5.1(x), 5.2(k) and the Program Rider, Franchise Agreement means, in addition, any franchise brand owned by Marriott International, Inc., Promus Hotel Corp., Hilton Hotels Corp., Bass PLC, and Hyatt Corporation.

                  GAAP. Generally accepted accounting principles, as from time-to-time in effect in the United States of America, consistently applied except as disclosed in the notes to the financial statements prepared for the REIT and filed with the SEC or otherwise disclosed in writing to Lender and approved by Lender.

                  Governmental Action. The issuance or reasonably threatened issuance of any claim, citation, notice of any pending or threatened suit, proceeding, order or governmental inquiry or opinion involving the Premises that alleges the violation of any Requirement of Law or Hazardous Materials Law.

                  Governmental Authorities. Any governmental (including health and environmental) agency, office, officer or official whose consent or approval is required as a prerequisite to the commencement of the construction, renovation or expansion of the Improvements or to the operation and occupancy of the Improvements or the Premises or to the performance of any act or obligation or the observance of any agreement, provision or condition of whatsoever nature herein contained.

                  Ground Lease. Each ground lease, if any, pursuant to which the Borrower acquires an interest as ground lessee of any portion of the Premises.

                  Hazardous Materials. Includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos or asbestos containing materials in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever, and all other "Hazardous Materials", if any, identified in the Program Rider.

                  Hazardous Materials Law. All federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements and any court judgments applicable to the Borrower or to the Premises relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Premises, and those relating to the condition of the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Premises. "Hazardous Materials Law" also shall include, but not be limited to, the following laws, as amended as set forth herein and as subsequently amended: (1) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (2) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (3) the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USCA 1251 et seq.; (4) the Toxic Substances Control Act, 15 USCA 2601 et seq.; (5) the Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (6) the Clean Air Act, as amended by the Clean Air Act Amendments, 42 USCA 7401 et seq.; (7) the National Environmental Policy Act of 1969, 42 USCA 4321 et seq.; (8) the River and Harbor Act of 1899, 33 USCA 401 et seq.; (9) the Endangered Species Act of 1973, 16 USCA 1531 et seq.; (10) the Occupational Safety and Health Act of 1970, 29 USCA 651 et seq.; (11) the Safe Drinking Water Act, 42 USCA 300(f) et seq.; and (12) the Hazardous Materials Transportation Act, 49 USCA 1801 et seq., and all regulations from time to time adopted in respect to the foregoing laws.

                  Hazardous Substance Indemnity. Shall mean a Hazardous Substance Indemnification Agreement substantially in the form attached hereto as Exhibit H.

                  Immediate Repair(s). Those repairs, replacements and improvements listed as "Immediate Repairs" on Exhibit B hereto.

                  Improvements. As defined in the Security Instruments.

                  Indemnitor. Shall mean the Borrower.

                  Individual Property. Shall mean each parcel of real property and the Improvements thereon encumbered by the Security Instruments, together with all rights pertaining to such property and improvement as more particular described in the granting clauses of the Security Instruments and comprising the Premises.

                  Initial Reserve Deposit(s). Any amount required to be deposited into any Reserve Account on or before the Closing Date in accordance with the terms of this Loan Agreement, including without limitation, any initial deposit to any Reserve Account identified on Exhibit B hereto or in the Program Rider.

                  Insurance. All of the following insurance coverages:

                  (i) Property Insurance. Insurance with respect to the Improvements against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent it from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Premises and with deductibles acceptable to the Lender. The term "full insurable value" as used herein shall mean the actual replacement cost of the Premises (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving). The policy must include an agreed value clause, which must be updated annually.

                  (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, dram shop coverage and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Premises in such amounts as the Lender may require but in no event for a combined single limit of less than a $1,000,000.00 minimum (or a $3,000,000.00 minimum if the Premises contains one or more elevators) with a $2,000,000.00 minimum (or a $6,000,000.00 minimum if the Premises contains one or more elevators) general aggregate limit. In the event that any payment of proceeds is made under any umbrella liability insurance policy, the Borrower shall immediately purchase additional liability insurance coverage so that at all times there shall be no less than a $1,000,000.00 minimum (or a $3,000,000.00 minimum if the Premises contains one or more elevators) of liability insurance coverage per occurrence with a $2,000,000.00 minimum (or a $6,000,000.00 minimum if the Premises contains one or more elevators) general aggregate limit.

                  (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by
         it), providing minimum limits of $1,000,000.00 for each accident with respect to any work on, about or regarding the Premises.

                  (iv) Business Interruption. Business interruption and/or "loss of rental" insurance, as appropriate, in an amount equal to eighteen
         (18) months of the Premises' projected gross income and an extended period of indemnity endorsement providing an additional eighteen (18) months business interruption or rental loss insurance after the Premises has been restored or until the projected gross income returns to the level that existed prior to the happening of the loss, whichever is first to occur, and, in any event in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of at least eighteen (18) months or such other period acceptable to the Lender in its reasonable discretion.

                  (v) Boiler and Machinery Insurance. Broad form boiler and machinery insurance covering all boilers and other pressure vessels, machinery and equipment located in, on or about the Premises and insurance against loss of occupancy or use arising from any such breakdown in an amount equal to 100% of the actual replacement cost of such machinery (without taking into account any depreciation) and containing such deductibles as the Lender may require.

                  (vi) Flood Insurance. If all or any portion of the Premises is located within a federally designated flood hazard zone, flood insurance as is generally available and in such amounts and with such deductibles as the Lender may require.

                  (vii) Other Insurance. Such other insurance (including, without limitation, earthquake insurance, and law and ordinance insurance) with respect to the Premises against loss or damage of the kinds from time to time required by the Lender in connection with loans secured by properties comparable to the Premises.

                  Intangible Personalty. As defined in the Security Instruments.

                  Land. As defined in the Security Instruments.

                  Lease(s). As defined in the Cash Management Agreement.

                  Lessee. As defined in the Cash Management Agreement.

                  Letter of Credit. Shall mean shall mean an irrevocable, unconditional standby letter of credit in favor of Lender and entitling Lender to draw thereon in Charlotte, North Carolina, issued by an Eligible Institution.

                  Lien. Any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

                  Loan. Shall have the meaning set forth in the recitals hereto.

                  Loan Amount. The original principal amount of the Note.

                  Loan Document(s). This Loan Agreement, the Note, the Security Instruments, the Financing Statements, the Assignment of Leases and Rents, the Subordination and Attornment Agreement, the Subordination, Non-Disturbance and Attornment Agreement, the Tenant Estoppel Certificates, the Hazardous Substance Indemnity, the Cash Management Agreement, the Contribution Agreement, the Pledge Agreement and all other documents evidencing, securing or relating to the Loan.

                  Loan to Value Ratio. Shall mean the quotient of the then outstanding principal amount of the Loan divided by the value of the Premises remaining subject to the Lien of the Security Instruments (together with the value of any Defeasance Collateral), pursuant to Lender's review and approval of a new or updated Appraisal obtained by Lender at Borrower's expense.

                  Lockbox Account. The account specified for deposits of Rents and Profits and other receipts from the Premises.

                  Management Agreement. Shall mean, with respect to any Individual Property, the written management agreement for each Individual Property, if any, in form and substance satisfactory to the Lender, by and between the Borrower, as owner, and a management company acceptable to the Lender, as manager.

                  Manager. Shall mean the manager of the Premises under the Management Agreement and its successors and assigns.

                  Maturity Date. Shall have the meaning set forth in the Note.

                  Minimum Defeasance Collateral Requirement. Shall mean, with respect to a Property Release resulting in a Defeasance (other than a total Defeasance of the Loan), Defeasance Collateral in an amount sufficient to pay 125% of the Allocated Loan Amount applicable to the Individual Property which is the subject of the Property Release, and sufficient to pay scheduled interest payments (such payments, the "Defeasance Debt Service Payments") on the portion of the Loan equal to such Allocated Loan Amount on such Individual Property, through and including the Maturity Date together with the outstanding principal balance of the Note as of the Maturity Date. Sufficient portions of the Defeasance Collateral must mature on or before the dates when such amounts are required to be applied to pay Defeasance Debt Service Payments when due.

                  Monthly Reserve Deposits. Any monthly payment or deposit required in connection with any Reserve Account, including without limitation, any monthly payments or deposits to any Reserve Account identified in Exhibit B hereto or in the Program Rider.

                  Net Operating Income Leases. With respect to any specified period, (i) Operating Income Leases, minus (ii) (A) Operating Expenses Leases, and (B) replacement reserves (which includes capital expenditures) equal to four percent (4%) of Operating Income Leases.

                  Net Operating Income Premises. With respect to any specified period, (i) Operating Income Premises, minus (ii) (A) Operating Expenses Premises, (B) management expenses equal to the greater of actual management expenses or four percent (4%) of Operating Income Premises; and (C) replacement reserves (which includes capital expenditures) equal to four and one-half percent (4 1/2%) of Operating Income Premises.

                  Non-Consolidation Opinion. Shall have the meaning set forth in
Section 4.27 hereof.

                  Note. The promissory note of the Borrower in connection with the Loan in favor of the Lender, together with all prior notes amended, modified, renewed, extended, restated, supplemented, replaced or substituted thereby.

                  Note Payment Amount. For any Payment Date, the total amount due and owing under the Note on such Payment Date.

                  O&M Program. An operations and maintenance program (in form and substance satisfactory to the Lender) relating to the use, handling and/or abatement of one or more Hazardous Materials and which is accepted in writing by the Borrower.

                  Obligations. As to any stated Person, the unpaid principal of and interest on any promissory note or other indebtedness of such Person (including, without limitation, interest accruing after the maturity of any such promissory note or indebtedness and interest accruing thereon after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Person, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of such Person, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise.

                  Officer's Certificate. Shall mean a certificate delivered to Lender and signed by an officer of the Borrower.

                  Operating Expenses Leases. Any expense paid or to be paid by the Borrower (or any of its agents or by the Lender on account or on behalf of the Borrower) under the Operating Lease determined on an accrual basis, in accordance with GAAP, including, without limitation, (i) all payments required to be made pursuant to any franchise or other agreement, (ii) undistributed expenses, including without limitation, general and administrative, marketing, utilities, operations and maintenance, (iii) legal, accounting, appraisal and other professional fees, costs and disbursements, including annual fees and other amounts (including indemnity payments) payable annually or otherwise, (iv) taxes, insurance premiums and impositions of any type, and (v) all items, if any, defined as an Operating Expenses Leases herein. Notwithstanding the foregoing, Operating Expenses Leases will not include (A) depreciation or amortization, (B) any expenses that in accordance with GAAP should be capitalized (other than current charges for any such expenses included in the preceding sentence), (C) the principal of and interest on the Note and (D) any item of expense that would otherwise be considered within Operating Expenses Leases pursuant to the provisions above but which is required to be paid directly by the Operating Lessee under the Operating Lease.

                  Operating Expenses Premises. Any expenses in connection with the operation of the Premises determined (as if there were no Operating Lease) on an accrual basis, in accordance with GAAP, including, without limitation, (i) all payments required to be made pursuant to any franchise agreement, (ii) undistributed expenses, including without limitation, general and administrative, marketing, utilities, operations and maintenance, and other expenses and deposits required to be made to the Reserve Accounts, as appropriate, (iii) legal, accounting, appraisal and other professional fees, costs and disbursements, including annual fees and other amounts (including indemnity payments) payable annually or otherwise, (iv) taxes (real or personal), insurance premiums and impositions of any type, (v) all items, if any, defined as an Operating Expenses Premises in the Program Rider, and (vi) the direct operating expenses. Notwithstanding the foregoing, Operating Expenses Premises will not include (A) depreciation or amortization, (B) any expenses that in accordance with GAAP should be capitalized (other than current charges for any such expenses included in the preceding sentence),
(C) the principal of and interest on the Note and (D) management fees.

                  Operating Income Leases. Shall mean all rent payments to Borrower under the Operating Leases.

                  Operating Income Premises. Shall mean, as if there were no Operating Lease, all rents (net of concessions), charges, fees, expense recovery, revenues and other income (including interest income) paid (other than security deposits from tenants or other Persons under valid leases or other agreements and insurance, eminent domain or similar proceeds and awards paid directly to the Lender pursuant to the provisions of the Loan Agreement and any disbursements to Borrower from any Reserve Accounts) at any time to the Borrower (or to any of its agents for the account of the Borrower) by any Person in connection with the operation of the Premises or under the Operating Leases, as applicable, determined on an accrual basis, and all items, if any, defined as Operating Income in the Program Rider.

                  Operating Lease. Shall mean, with respect to any Individual Property, the lease agreement in effect between Borrower and the Operating Lessee for the use and operation of each Individual Property and all amendments, modifications, renewals, substitutions or replacements of such lease. The initial Operating Leases in effect as of the date hereof are identified on
Schedule 3 hereto.

                  Operating Lessee. Shall mean, with respect to each Summerfield Suites Individual Property, Summerfield KPA Lessee, L.P., together with their approved successors and assigns, and with respect to each Residence Inn Individual Property, Innkeepers Hospitality VII, Inc., together with their approved successors and assigns.

                  Operating Lessor. Shall mean, with respect to each Summerfield Suites Individual Property, Innkeepers Summerfield General, L. P. and with respect to each Residence Inn Individual Property, Innkeepers RI Northwest, L.P.

                  Operating Statement. As to the Premises, for any period indicated, a statement of the Borrower, as reflecting, truly and accurately, the items set forth therein as at the date thereof, showing the Operating Income Premises and Operating Expenses Premises for the indicated period. Each Operating Statement shall include a Certification.

                  Opinion of Counsel. Shall have the meaning given in Section
3.8 of this Loan Agreement.

                  Partial Defeasance Collateral. Shall mean U.S. Obligations which provide payments (i) on or prior to, but as close as possible to, all Scheduled Payment Dates and other scheduled payment date, if any, under the Defeased Note after the Partial Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

                  Partial Defeasance Date. Shall have the meaning given in
Section 4(c) of the Note.

                  Payment Date. Each date any payment of principal or interest on the Note is due and payable thereunder.

                  Permitted Encumbrances. As defined in the Security Instruments, together with (i) any Liens which have been bonded over (A) within thirty (30) days after the date of filing thereof, (B) with a bonding company satisfactory to the Lender, (C) in an amount satisfactory to the Lender, and (D) otherwise in form and substance satisfactory to the Lender, in each case, in the Lender's reasonable discretion, and (ii) Liens on or leases of equipment acquired in the ordinary course of business and in reasonable amounts with respect to satellite dishes, cable TV systems and other similar equipment which is normally leased by other hotel owners.

                  Permitted Investments. Shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the servicer, the trustee under any Securitization, as hereinafter defined, or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Monthly Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii) Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency, as hereinafter defined, (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating,
         (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard and Poor's, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency for taxable money market funds or mutual funds (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

                  (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and
         (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                  Person. An individual, a general or limited partnership, a limited liability company, a limited liability partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or other entity of whatever nature.

                  Personalty. The Tangible Personalty and the Intangible Personalty.

                  Premises. The collective reference to the Land, the Improvements and the Tangible Personalty for each of the eight (8) Individual Properties more particularly described in the Security Instruments and any Substituted Properties, less any Individual Properties released from the Lien of the Security Instruments.

                  Program Rider. The Program Rider attached as Exhibit D to this Loan Agreement.

                  Property Release. Shall have the meaning set forth in Section 2.5.

                  Prohibited Activities or Conditions. Causing or permitting, whether directly or indirectly, (i) the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including storage in above ground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender) on or under the Premises, or in any way affecting the Premises or its value or which may form the basis for any present or future claim, demand or action seeking cleanup of the Premises, (ii) the transportation of any Hazardous Materials to or from the Premises (excluding the safe and lawful use and storage of quantities of Hazardous Materials or petroleum products, customarily used in the ordinary operations of the Borrower or customarily used in the ordinary operations of any tenant previously approved by the Lender), or (iii) any occurrence or condition on the Premises (or exacerbation of the same) that is or may be in violation of Hazardous Materials Law.

                  Qualified Manager. Means a professional management company which at the time of its engagement as Manager shall be (or which together with any Subsidiary and commonly controlled Persons, shall be) the property manager for at least ten (10) hotel properties containing at least one thousand three hundred (1,300) rooms exclusive of the Premises.

                  Qualified Operating Lessee. Means a hotel operating company which at the time of its engagement as Operating Lessee shall be (or which together with any Subsidiary and commonly controlled Persons, shall be) operating and controlling, as owner, manager or operating lessee, at least twelve (12) hotel properties consisting of at least one thousand five hundred (1,500) rooms exclusive to the Premises, and (b) is a single purpose bankruptcy-remote entity in accordance with the then-current standards of the Rating Agencies.

                  Qualified Resultant Owner. Means one or more Persons which, individually or collectively (together with any Subsidiary or commonly controlled Person), own at least fifty-one percent (51%) of the beneficial interest in and control of the REIT or the Borrower Principal, as applicable; and (1)(a) is or is controlled by either a pension fund, pension fund advisor, and insurance company, a domestic bank (with total assets of at least One Billion Dollars ($1,000,000,000)) or publicly or privately traded real estate investment trust or other publicly traded or privately held company, (b) has a then current net worth of at least One Hundred Million Dollars ($100,000,000) and total real estate assets of at least Two Hundred Million Dollars ($200,000,000), in each case exclusive of the Premises (or in the case of a pension fund advisor, controls at least Five Hundred Million ($500,000,000) in real estate assets), and (c) controls (exclusive of the Premises) at least ten (10) hotel properties containing in the aggregate at least one thousand three hundred (1,300) rooms and (2) if the transaction occurs at any time that the Loan is not part of a Securitization,
(x) such Person(s) are not and have not been, within the previous ten (10) years, subject to any material, uncured event of default which resulted in litigation or an acceleration of any indebtedness under any agreement with Lender, (y) such Person(s) are not subject to any bankruptcy action and (z) the principals or entities which control such Person(s) have never been convicted of a felony.

                  Rating Agencies. Shall mean, as applicable, each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("Standard and Poor's"), Moody's Investors Services, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff") and Fitch IBCA, Inc. ("Fitch"), or any other nationally-recognized statistical rating agency which has been approved by Lender which rated the securities in connection with the Securitization (as defined inss.9.3 below).

                  Recourse Covenant(s). Each of those covenants and/or agreements set forth in Section 5.4 of this Loan Agreement.

                  REIT. Shall mean Innkeepers USA Trust, a Maryland real estate investment trust.

                  Release Property. Shall have the meaning set forth in Section 4(c) of the Note.

                  REMIC. Shall have the meaning set forth in the Note.

                  Rent Roll. As to the Premises, a rent schedule in a form acceptable to the Lender, including a Certification thereof, showing the legal and trade name of each tenant, and for each tenant, the gross and net square feet occupied, the lease expiration date, the rent payable (both base rent and additional rent), right of first refusal, options, rights to move tenants, security deposits and any other information requested by the Lender and, as to any annual Rent Roll, copies of paid tax receipts for the related fiscal year. Notwithstanding the foregoing, for purposes herein, Rent Roll shall not include a roll with respect to the eight (8) residential Leases for the Individual Property known as West Hollywood.

                  Rents and Profits. As defined in the Security Instruments.

                  Repair Escrow Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Replacement Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Required Accounting Standards. GAAP or such alternative accounting standard as may be reasonably acceptable to the Lender, consistently applied.

                  Required DSCR. As defined in Section 7.1(n) of this Agreement.

                  Requirement(s) of Law. As to any Person, the organizational or governing documents of such Person, and any statute, law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, without limitation, all requirements relating to zoning, parking, ingress and egress, building setbacks, or use of the Premises, all Hazardous Materials Laws, the Architectural Barriers Act of 1968, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, erosion control ordinances, storm drainage control laws and doing business and/or licensing laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  Reserve Account(s). The Repair Escrow Account, the Tax and Insurance Reserve Account, the Replacement Reserve Account, and all other reserve and/or escrow accounts established or required pursuant to the provisions of the Loan Documents, including, without limitation, pursuant to the Program Rider.

                  Responsible Officer. As to any Person, the general partner (if the general partner is not an individual, then the chief executive officer, the chief financial officer or the president or similar individual of the general partner), the chief executive officer, the chief financial officer, the president, an executive vice president, a vice president or similar individual of such Person.

                  Scheduled Defeasance Payments. Shall have the meaning set forth in the Note.

                  SEC. Shall mean the United States Securities and Exchange Commission.

                  Securities. Any certificates, notes or other securities issued in connection with a Securitization of the Loan.

                  Securitization. Shall have the meaning set forth in Section
9.3 herein.

                  Security Instruments. The deeds of trust or other instruments, dated as of even date herewith, executed by the Borrower granting to the Lender a first priority lien or title priority on the Premises, the Intangible Personalty and the Rents and Profits to secure the obligations of the Borrower under the Loan Documents, together with all prior instruments amended, modified, renewed, extended, restated, supplemented, replaced or substituted thereby.

                  Servicer. Shall mean Bank of America, N.A.

                  Special Purpose Entity. An entity whose structure and organizational and governing documents are in form and substance acceptable to the Lender and which satisfies all of the following requirements:

                  (i) Its purpose shall be limited solely to, as applicable, (a) entering into this Loan Agreement with the Lender, (b) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Premises and (c) transacting any and all lawful business for which it may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

                  (ii) It does not own and will not own any asset or property other than (a) the Premises, and/or (b) incidental Personalty necessary for and used or to be used in connection with the ownership or operation of the Premises.

                  (iii) It will not engage in any business other than the ownership, management and operation of the Premises.

                  (iv) It will not enter into any contract or agreement with any Affiliate, any constituent party of itself, any of its owners, any guarantors of its obligations, or any Affiliate of any constituent party, owner or guarantor (collectively, the "Related Parties") of itself, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not so affiliated with itself or such Related Parties.

                  (v) It has not incurred and will not incur any indebtedness other than, as applicable, (a) the Loan, (b) trade and operational debt incurred in the ordinary course of business with trade creditors in reasonable amounts, provided such debt is not evidenced by a note and is not in excess of sixty days past due, and (c) equipment Leases in the ordinary course of business and in reasonable amounts with respect to satellite dishes, cable TV Systems and other similar equipment which is normally leased by other hotel owners. No other indebtedness may be secured (senior, subordinate or pari passu) by the Premises.

                  (vi) It has not made and will not make any loans or advances to any Person and shall not acquire obligations or securities of any Related Party.

                  (vii) It is and will remain solvent and it will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                  (viii) It has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and it will not, nor will it permit any related party to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such related party without the prior written consent of Lender.

                  (ix) It will maintain all of its books, records, financial statements and bank accounts separate from those of any other Person and its assets will not be listed as assets on the financial statement of any other Person except to the extent required by GAAP for accounting purposes. It will file its own tax returns and will not file a consolidated federal income tax return with any other Person, except to the extent required by the Internal Revenue Code. It shall maintain its books, records, resolutions and agreements as official records.

                  (x) It will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other related party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize separate checks.

                  (xi) It will maintain from its own assets (and without contribution by other Persons) adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

                  (xii) Neither it nor any related party will seek its own dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of its material assets.

                  (xiii) It will not commingle its assets with those of any other Person and will hold all of its assets in its own name.

                  (xiv) Other than the Contribution Agreement, it will not guarantee or become obligated for the debts of any other Person and does not and will not hold itself out as being responsible for the debts or obligations of any other Person (except in the case of each Residence Inn Individual Property, the guaranty by Borrower of the obligations under the Franchise Agreement between Innkeepers Hospitality Inc. and Marriott International, Inc.).

                  (xv) If it is a limited partnership or a limited liability company, at least one general partner or member, or if it is a general partnership at least two general partners (each, an "SPC Party") shall be a corporation whose sole asset is the interest in Special Purpose Entity and each such SPC Party will at all times comply, and will cause it to comply, with each of the representations, warranties, and covenants contained in this definition of Special Purpose Entity as if such representation, warranty or covenant was made directly by such SPC Party. Upon the withdrawal or the disassociation of the SPC Party from the Special Purpose Entity, the Special Purpose Entity shall immediately appoint a new member whose articles of incorporation are substantially similar to those of the SPC Party and deliver a new Insolvency Opinion to the Rating Agency or Rating Agencies, as applicable, with respect to the new SPC Party and its equity owners.

                  (xvi) It shall at all times have (if a corporation) or cause there to be at least one duly appointed member of the board of directors (an "Independent Director") of each SPC Party (if Borrower is a limited partnership or a limited liability company) reasonably satisfactory to Lender who is not at the time of initial appointment and has not been at any time during the preceding five (5) years: (i) a stockholder, director, officer, employee, partner, attorney or counsel of Borrower or such SPC Party or any Affiliate of either of them; (ii) a customer, supplier or other Person who derives more than one percent (1%) of its purchases or revenues from its activities with Borrower or such SPC Party or any Affiliate of either of them; (iii) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise).

                  (xvii) It shall not cause or permit the board of directors of an SPC Party to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of any SPC Party unless at the time of such action there shall be at least one member who is an Independent Director.

                  (xviii) It shall allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or related party.

                  (xix) It shall not pledge its assets for the benefit of any other Person other than with respect to the Loan.

                  (xx) It shall maintain a sufficient number of employees in light of its contemplated business operations and pay the salaries of its own employees from its own funds.

                  (xxi) It shall conduct its business so that the assumptions made with respect to Borrower in the Insolvency Opinion shall be true and correct in all respects.

                  Subordination, Nondisturbance and Attornment Agreement. Shall mean, for each Summerfield Individual Property, that certain Subordination, Nondisturbance and Attornment Agreement among Lender, Borrower and Operating Lessee, substantially in the form attached hereto as Exhibit E-1 (as such Subordination, Nondisturbance and Attornment Agreement may be amended to include any revisions required by Lender in the event a different form of Operating Lease than those currently in existence is entered into by Operating Lessee).

                  Subordination and Attornment Agreement. Shall mean, for each Residence Inn Individual Property, that certain Subordination and Attornment Agreement among Lender, Borrower and Operating Lessee, substantially in the form attached hereto as Exhibit E-2 (as Subordination and Attornment Agreement may be amended to include any revisions required by Lender in the event of a different form of Operating Lease than those currently in existence is used by Operating Lessee).

                  Subsidiary. Shall mean as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                  Survey. A survey of the Land and Improvements (as-built) made by a civil engineer or surveyor, duly licensed or registered in the State where the applicable property is located, dated as of a date acceptable to the Lender, containing a surveyor's certification acceptable to the Lender for the benefit of the Borrower and the Lender (which certification shall, among other things, indicate whether or not any of the Land or Improvements are located within an area identified as having "special flood hazards" as such term is used in the Flood Disaster Protection Act of 1973), together with its successors and assigns, as their interests may appear, and otherwise in form and substance acceptable to the Lender.

                  Tangible Personalty. As defined in the Security Instruments.

                  Tax and Insurance Reserve Account. An Eligible Account established and maintained pursuant to the terms of this Loan Agreement.

                  Tenant Estoppel Certificate. A tenant estoppel certificate substantially in the form attached hereto as Exhibit F.

                  Title Insurance Policy. Shall mean, with respect to each Individual Property, a title insurance policy in a form acceptable to Lender in its sole discretion, including all amendments and endorsements thereto.

                  Total Defeasance Collateral Requirement. Shall mean with respect to a Defeasance of the Lien of the Security Instruments with respect to all of the Individual Properties, Defeasance Collateral in an amount sufficient to pay all principal indebtedness outstanding as of the date of Defeasance under the Note as it becomes due and sufficient to pay scheduled interest payments on the Loan. All Defeasance Collateral must mature on or before the Maturity Date.

                  Undefeased Note. Shall have the meaning set forth in Section 4(c) of the Note.

                  U.S. Obligations. Any direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds.

                  Section 1.2 Other Definitional Provisions.

                  (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "including" when used in this Agreement is intended to be illustrative and not exclusive. Section, subsection, paragraph, clause, exhibit, schedule, addendum and rider references contained in this Agreement are references to sections, subsections, paragraphs, clauses, exhibits, schedules, addenda and riders in or to this Agreement unless otherwise specified. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof. The terms set forth herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (b) All references in this Loan Agreement or any other Loan Document to any Loan Document, agreement, contract, license, document or instrument shall mean such Loan Document, agreement, contract, license, document or instrument as amended, modified, renewed, extended, restated, supplemented, reissued, and/or substituted from time to time.

                  (c) All references or citations in this Loan Agreement or any other Loan Document to any statute, law, treaty, rule, regulation or other Requirement of Law shall mean such statute, law, treaty, rule, regulation or other Requirement of Law as amended, modified, supplemented, replaced or substituted from time to time.

                                   ARTICLE II
                                    THE LOAN

                  Section 2.1 Loan Terms.

                  Subject to the terms and conditions of this Loan Agreement and the other Loan Documents, the Lender agrees to make the Loan to the Borrower in the principal sum of the Loan Amount, such borrowing to be evidenced by the Note and the other Loan Documents.

                  Section 2.2 Interest.

                  The outstanding principal balance of the Loan shall bear interest, and principal and interest shall be repayable, in accordance with the terms of the Note. Section 2.3 Term.

                  The Loan shall be due and payable in full, unless accelerated sooner pursuant to the terms of this Loan Agreement, on the Maturity Date.
Section 2.4 Payments.

                  All payments by the Borrower under the Loan shall be made in accordance with the terms of the Note.

                  Section 2.5 Release of Properties.

                  Except as set forth in this Section 2.5, no repayment or prepayment of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Security Instruments on the Premises or any portion thereof.

                  (a) Release on Payment in Full. If Borrower shall pay or cause to be paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Lender hereunder by Borrower or secured by the Security Instruments or by the other Loan Documents and all of the payment Obligations shall have been performed, then the Security Instruments and all the other Loan Documents shall be discharged and satisfied or assigned (to Borrower or to any other Person at Borrower's direction and without representation or warranty by, or recourse to, Lender), at Borrower's option, without warranty (except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Security Instruments or the other Loan Documents), at the expense of Borrower upon its written request. Concurrently with such release and satisfaction or assignment of any Security Instruments and all the other Loan Documents, Lender will return to Borrower (or in the case of an assignment, the assignee) the Note and all insurance policies relating to the Premises which may be held by Lender, any amounts held in escrow pursuant to the Security Instruments or the Cash Management Agreement, if applicable, or otherwise, and any part of the Premises or other Collateral that may be in its possession and, on the written request and at the expense of Borrower, will promptly execute and deliver such instruments of conveyance, assignment and release (including appropriate UCC-3 termination statements) prepared by Borrower and as may reasonably be requested by Borrower to evidence such release and satisfaction, or assignment, and any such instrument, when duly executed by Lender and, if appropriate, duly recorded by Borrower in the places where the Security Instruments and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of the Security Instruments and the other Loan Documents.

                  (b) Successor Borrower. In connection with any release of a lien under this Section 2.5, Borrower may, or at the request of Lender shall, establish or designate a successor entity (the "Successor Borrower"), which shall be a single purpose bankruptcy remote entity approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower may have as the managing member, general partner or other control person, the managing member of any Borrower provided such managing member, general partner or other control person complies with all of the Special Purpose Entity requirements contained herein. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay $100.00 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note, as applicable, in accordance with this Section 2.5, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith.

                  Section 2.6 Substitution of Properties. Subject to the terms and conditions set forth in this Section 2.6, Borrower may obtain a release of the Lien of a Security Instrument (and the related Loan Documents) encumbering an Individual Property (a "Substituted Property") by substituting therefor its fee interest in one or more hotel properties of like kind and quality acquired by Borrower (individually, a "Substitute Property" and collectively, the "Substitute Properties"), provided that no such substitution may occur after the Maturity Date. In addition, any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

                  (i) The Substitute Property must be a property as to which Borrower will hold in defeasible fee or ground leasehold title free and clear of any lien or other encumbrance except for Permitted Encumbrances, Leases and easements, restrictive covenants and other title exceptions which do not have a material adverse effect on the utility or value of such property (or its current use).

                  (ii) Lender and Rating Agencies shall have received (A) a copy of a deed conveying all of Borrower's right, title and interest in and to the Substituted Property (x) to an entity other than Borrower or its general partner or managing member (as applicable) in an arms' length transaction or (y) to the REIT or the Operating Partnership and (B) a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Substituted Property is located. In the event the Substituted Property is to be conveyed to the REIT or the Operating Partnership, Lender shall also have received (a) a copy of a fully executed contract of sale between the REIT or the Operating Partnership, as applicable, and a purchaser, which contract of sale (i) at the time of substitution, is not subject to any contingencies, except for the payment of the purchase price by the purchaser and the delivery of title by the REIT or the Operating Partnership, as applicable and (ii) contains a closing date which is not more than thirty (30) days following the date of the proposed substitution and (b) evidence that any good-faith deposit required under such contract of sale has been deposited into escrow.

                  (iii) Lender and the applicable Rating Agencies shall have received an MAI appraisal of the Substitute Property dated no more than forty-five (45) days prior to the substitution by an appraiser acceptable to Lender (Hospitality Valuation Services is hereby approved) and such Rating Agencies, indicating an appraised value of the Substitute Property that is at least equal to the greater of the appraised value of the Substituted Property determined by the same appraiser, or another appraiser acceptable to Lender as of (A) the date hereof or (B) the date immediately preceding the encumbrance of the Substitute Property by the related Security Instruments. If the Loan is not part of a Securitization, Lender shall have determined that the fair market value of the Substitute Property is at least equal to the greater of the fair market value of the Substituted Property as of (A) the date hereof or (B) the date immediately preceding the encumbrance of the Substitute Property by the related Security Instruments, such determination to be made by Lender in its sole reasonable discretion consistent with the methodology used by Lender in determining property values in connection with the origination of the Loan (which determination may include an appraisal satisfactory to Lender in all respects).

                  (iv) After giving effect to the substitution, the Debt Service Coverage Ratio Leases for the Loan for all of the Individual Properties is not less than the Debt Service Coverage Ratio Leases for the Loan for all of the Individual Properties as of the date immediately preceding the substitution.

                  (v) The Net Operating Income Premises for the Substitute Property either (A) does not show a successive decrease in any material amount over the three (3) years immediately prior to the date of substitution, or (B) with respect to a Substitute Property for which information regarding the Net Operating Income Premises of such Substitute Property for the three (3) years immediately prior to the date of substitution cannot be obtained by Borrower after Borrower's exercise of diligent efforts, the Net Operating Income Premises shall not show a successive decrease for such lesser period of no less than twelve (12) months, or (C) if the Substitute Property has been substantially renovated within such three
         (3) year period, the Net Operating Income Premises shall not show a successive decrease in any material amount for such lesser period of no less than twelve (12) months.

                  (vi) The Net Operating Income Leases for the Substitute Property; either (A) does not show a successive decrease in any material amount over the three (3) years immediately prior to the date of Substitution, or (B) if the Substitute Property has been substantially renovated within such three (3) year period, the Net Operating Income Leases shall not show a successive decrease in any material amount for such lesser period of no less than twelve (12) months.

                  (vii) The Net Operating Income Premises for the twelve (12) month period immediately preceding the substitution for the Substitute Property is at least one hundred five (105%) of the Net Operating Income Premises for the twelve (12) month period immediately preceding the substitution for the Substituted Property.

                  (viii) The Net Operating Income Leases for the twelve (12) month period immediately preceding the substitution for the Substitute Property is at least one hundred five percent (105%) the Net Operating Income Leases for the twelve (12) month period immediately preceding the substitution for the Substituted Property.

                  (ix) After giving effect to the substitution, the Debt Service Coverage Ratio Premises for the Loan for all of the Individual Properties is not less than the Debt Service Coverage Ratio Premises for the Loan for all of the Individual Properties as of the date immediately preceding the substitution.

                  (x) The Person transferring the Substitute Property is solvent and the Substitute Property was transferred to Borrower in an arm's length transaction.

                  (xi) If the Loan is part of a Securitization, Lender shall have received evidence in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding.

                  (xii) No Event of Default shall have occurred and be continuing. Lender and the Rating Agencies (if applicable) shall have received a certificate from Borrower confirming the foregoing.

                  (xiii) Borrower shall have executed, acknowledged and delivered to Lender (A) a Security Instrument, and two UCC Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Security Instruments and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Security

         Instruments and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statements in the office of the Secretary of State of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents,
         (B) a Hazardous Substance Indemnity with respect to the Substitute Property, (C) a Subordination, Nondisturbance and Attornment Agreement or a Subordination and Attornment Agreement, as applicable, for the Substitute Property and (D) written confirmation from each Indemnitor regarding such substitution. The Security Instruments, UCC-1 Financing Statements and Hazardous Substance Indemnity shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (xiv) below. The Security Instruments encumbering the Substitute Property shall secure all amounts evidenced by the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Security Instruments shall be equal to one hundred twenty-five percent (125%) of the amount of the Loan allocated to the Substitute Property. The amount of the Loan allocated to the Substitute Property for release purposes (such amount being hereinafter referred to as the "Substitute Release Amount") shall equal the Adjusted Release Amount of the related Substituted Property.

                  (xiv) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the lien of an existing Security Instruments as of the date of the substitution available with respect to the Title Insurance Policy insuring the lien of the Security Instruments with respect to the Substitute Property and
         (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the lien of the Security Instruments encumbering the Substitute Property, issued by the title company that issued the Title Insurance Policies insuring the lien of the existing Security Instruments and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the lien of the Security Instruments encumbering the Substituted Property, to the extent such agreements are available in the jurisdiction in which the Substitute Property is located. The Title Insurance Policy issued with respect to the Substitute Property shall
         (1) provide coverage in the amount of the Substitute Release Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Allocated Loan Amount or one hundred ten percent (110%) for those Individual Properties located in the State of Texas, (2) insure Lender that the relevant Security Instruments creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the liens of the existing Security Instruments, to the extent available in the jurisdiction in which the Substitute Property is located and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid.

                  (xv) Lender shall have received a current title survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1997 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, including items 1, 2, 3, 4, 6, 7(a), (b), (c), 8, 9, 10, 11 and 13 from Table A. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that no Improvements on the surveyed property are located in a "one-hundred-year flood hazard area," or appropriate flood insurance has been obtained.

                  (xvi) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

                  (xvii) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report from a nationally recognized environmental consultant approved by Lender (Eckland Consultants, Inc. is hereby approved) and, if a substitution occurs after a Securitization, approved by the Rating Agencies, not less than forty-five (45) days prior to such release and substitution, which conclude that the Substitute Property does not contain any Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) and is not subject to any risk of contamination from any off-site Hazardous Materials. If any such report discloses the presence of any Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) or the risk of contamination from any off-site Hazardous Materials, such report shall include an estimate of the cost of any related remediation and Borrower shall deposit with Lender an amount equal to one hundred twenty-five percent (125%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such report indicating that there is no longer any Hazardous Materials (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Hazardous Materials Laws) on the Substitute Property or any danger of contamination from any off-site Hazardous Materials that has not been fully remediated in accordance with all applicable laws and (B) paid receipts indicating that the costs of all such remediation work have been paid. Such report shall also state the amount of time that will be necessary to complete such remediation, as may be required by law. Borrower covenants to undertake any repairs, cleanup or remediation indicated for Hazardous Materials on the Substitute Property.

                  (xviii) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the Closing Date; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of the general partner of Borrower authorizing the substitution and any actions taken in connection with such substitution.

                  (xix) Lender shall have received the following opinions of Borrower's counsel (which opinions, with respect to the opinions set forth in clauses (A), (B) and (C) below, shall be in form similar to the corresponding opinions delivered in connection with the closing of the Loan): (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (xiii) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of counsel stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (xiii) above were duly authorized, executed and delivered by Borrower and that, to the best of Borrower's counsel's knowledge, the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound;
         (C) an opinion of counsel stating that subjecting the Substitute Property to the lien of the related Security Instruments and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (D) an update of the Non-Consolidation Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (F) an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC.

                  (xx) Borrower shall have paid or caused to be paid all Basic Carrying Costs relating to each of the Individual Properties and the Substitute Property, including, without limitation, (i) accrued but unpaid insurance premiums relating to each of the Individual Properties and the Substitute Property, (ii) currently due Taxes (including any in arrears) relating to each of the Individual Properties and the Substitute Property and (iii) any other charges relating to each of the Individual Properties and Substitute Property which are currently due.

                  (xxi) Borrower shall have paid or reimbursed Lender for all third party out-of-pocket costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

                  (xxii) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the three (3) most recently completed fiscal years and a current operating statement for the Substituted Property or, if information is not available for a three (3) year period or if the Substituted Property has been substantially renovated within such three (3) year period, such lesser period as is available, but in no event less than twelve (12) months. Each of the statements required under this clause (xxii) shall be certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no adverse change in the financial condition of the Substitute Property since the date of such operating statements.

                  (xxiii) Borrower shall have delivered to Lender estoppel certificates from any Operating Lessees and other tenants of Borrower in the Substitute Property. All such estoppel certificates shall be in the form attached hereto as Exhibit F or Exhibit I, as applicable, and shall indicate, among other things, that (1) the subject lease is a valid and binding obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease other than as set forth in the Operating Lease to purchase all or any portion of the Substitute Property and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

                  (xxiv) Lender shall have received copies of all Operating Leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current Rent Roll of the Substitute Property certified by Borrower as being true and correct.

                  (xxv) Lender shall have received a Subordination, Nondisturbance and Attornment Agreement substantially in the form attached hereto as Exhibit E-1 with respect to all Operating Leases not from an Affiliate of Borrower Principal and a Subordination and Attornment Agreement substantially in the form attached hereto as Exhibit E-2 from any Affiliate of Borrower Principal and any other leases which are not subordinate by their terms to the Security Instruments with respect to the Substitute Property.

                  (xxvi) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the lien of the Security Instruments encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Property constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

                  (xxvii) Lender shall have received a physical conditions report with respect to the Substitute Property from a nationally recognized structural consultant approved by the Rating Agencies in a form recognized and approved by such Rating Agencies not less than forty-five (45) days prior to such release and substitution stating that the Substitute Property and its use comply in all material respects with all applicable Requirements of Law (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Requirements of Law are not addressed by the physical conditions report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Substitute Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA 3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (xii) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (xii) above (with respect to subdivision laws) to the extent such endorsements are available in the jurisdiction in which the Substitute Property is located. If the physical conditions report recommends that any repairs be made with respect to the Substitute Property, such physical conditions report shall either (A) include an estimate of the cost of such recommended repairs (in which case Borrower shall deposit into the Repair Escrow Account an amount equal to one hundred twenty-five percent (125%) of such estimated cost), or
         (B) state the specific amounts that need to be reserved over time in order to meet the requirements of such replacements, but in no event less than five percent (5%) of Operating Income Premises (in which case Borrower shall deposit such reserves into the Replacement Reserve Account on a monthly basis). Any such deposits shall constitute additional security for the Loan pursuant to Section 6.6 and shall be released to Borrower pursuant to Section 6.9. Borrower covenants to undertake any repairs, cleanup or remediation indicated in the physical conditions report before the earlier of (i) the time required by applicable law or (ii) the time recommended in the physical conditions report.

                  (xxviii) Lender shall have received and approved each Operating Lease, Franchise Agreement and Management Agreement relating to the Substitute Property, and Borrower shall have demonstrated that such agreements are substantially similar (as determined by Lender in its reasonable discretion) to the agreements then in place at the Substituted Property.

                  (xxix) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies may have requested.

                  (xxx) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

                  (xxxi) Borrower shall submit to Lender, not less than thirty
         (30) days prior to the date of such substitution, a release of lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.6 have been satisfied.

                  (xxxii) The total Allocated Loan Amount, in the aggregate for all prior Substituted Properties is less than twenty-five percent (25%) of the Original Principal Amount of the Loan.

                  (xxxiii) The Substitute Property shall be subject to the lien of the Security Instruments and subject to the cross collateralization and cross default provisions of this Loan Agreement and the Security Instruments.

                  (xxxiv) With respect to the Substitute Property, Borrower shall deliver to Lender (i) copies of all franchisor inspection reports and performance improvement programs with respect to the Substitute Property for the two (2) year period prior to the substitution and (ii) an Officer's Certificate certifying that the items delivered in (i) above indicate that Borrower is in compliance with the franchisor's requirements.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Loan Agreement and the Substitute Release Amount with respect to any Substitute Property shall be deemed to be the Allocated Loan Amount with respect to such Substitute Property for all purposes hereunder. At the request of Borrower an executed deed of release for the Substituted Property shall be deposited in escrow to be released from escrow upon satisfaction of the foregoing conditions.

                                  ARTICLE III
                          CONDITIONS PRECEDENT TO LOAN

                  The obligation of the Lender to make the Loan is subject to the Lender's waiver or satisfaction, by proper evidence, execution and/or delivery to the Lender of each of the following items, each in form and substance satisfactory to the Lender and the Lender's counsel:

                  Section 3.1 Loan Documents.

                  Each of the Loan Documents.

                  Section 3.2 Brokerage Commissions.

                  All brokerage commissions, finder's fees or similar compensation in connection with the purchase of the Premises (if all or any portion of the Premises is being purchased with Loan proceeds), the making of the Loan, or the transactions contemplated by the Loan Documents have been paid in full.

                  Section 3.3 Title Evidence.

                  An original signed title commitment in form and substance satisfactory to the Lender, for a standard ALTA mortgagee policy as to the Premises from a company or from companies approved by the Lender (including any reinsurance agreements and endorsements required by the Lender), providing coverage for the full principal amount of the Loan, containing such coverages and endorsements as may be required by the Lender, together with copies of all recorded documents creating exceptions to such policy.

                  Section 3.4 Survey.

                  Two (2) originals of the Survey.

                  Section 3.5 Insurance.

                  Each policy of insurance required by this Loan Agreement is in full force and effect on the Closing Date.

                  Section 3.6 Authority Documents.

                  (a) Organizational Documents. As applicable, a certified copy of each limited partnership agreement, limited partnership certificate, partnership agreement, articles of incorporation, bylaws, shareholder agreements, articles of organization and operating agreement of the Borrower and the Borrower Principal, and each general partner, member or shareholder of the Borrower and the Borrower Principal (when not an individual), with all amendments, modifications, supplements and restatements thereto.

                  (b) Assumed Name Certificate. A certified copy of each assumed name certificate, if any, of the Borrower and the Borrower Principal (when not an individual).

                  (c) Good Standing Certificates. Good standing certificates, or their equivalent, issued by the Secretary of State and all other appropriate offices of the state organization of the Borrower and the Borrower Principal (when not an individual) and evidence satisfactory to the Lender of the Borrower's and the Borrower Principal's authorization to do business in each state where an Individual Property is located if the state of the Borrower's and the Borrower Principal's organization is other than the state where such Individual Property is located.

                  (d) Resolutions and Consents. Certified resolutions and/or consents authorizing the Borrower and the Borrower Principal (when not an individual) to enter into the Loan Documents.

                  Section 3.7 Financial Statements and Operating Statements.

                  Financial Statements of the REIT and the Borrower as of the end of the most recent fiscal year, together with Operating Statements for the period from the beginning of the current fiscal year and ending on a date not more than thirty (30) days prior to the Closing Date.

                  Section 3.8 Opinions.

                  Opinions of independent counsel to the Borrower in form and substance acceptable to the Lender, dated as of the Closing Date including, without limitation, an opinion with respect to the due execution and enforceability of the Loan Documents and an opinion that in the event of a bankruptcy proceeding involving an Affiliate of Borrower the assets of Borrower including the Premises shall not be substantively consolidated with the assets of the Affiliate (each an "Opinion of Counsel", collectively the "Opinions of Counsel").

                  Section 3.9 Compliance with Laws.

                  The Premises and the Intangible Personalty, and the intended uses thereof, are in compliance with all Requirements of Law.

                  Section 3.10 Agreements.

                  Copies of all operating agreements, service contracts, labor contracts, license agreements and equipment leases, if any, relating to the Borrower's ownership and operation of the Premises executed by or binding against Borrower. Copies, including a Certification thereof, of all franchise agreements and purchase contracts, comfort letters and Subordination and Nondisturbance Agreements relating to the Premises.

                  Section 3.11 Taxes.

                  The Land and the Improvements are separately assessed for tax purposes, together with tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities.

                  Section 3.12 Utilities.

                  The availability and suitability of the water, storm water, electric, oil, natural gas, sewer and telephone utilities needed to properly service the Premises in its intended use.

                  Section 3.13 Reserve Accounts.

                  The establishment of each Reserve Account with balances equal to any Initial Reserve Deposit thereto required by this Loan Agreement (including the Program Rider) or any of the other Loan Documents.

                  Section 3.14 Engineering Report.

                  An Engineering Report.

                  Section 3.15 Certificate of Occupancy and Other Permits.

                  Such certificates of occupancy, permits and licenses as the Lender may require to evidence that the Premises are suitable for occupancy and use.

                  Section 3.16 Environmental Assessment and O&M Program.

                  An Environmental Assessment of the Premises. The Borrower shall furnish and adopt an O&M Program with respect to all Hazardous Materials, if any, identified in such Environmental Assessment or as otherwise reasonably required by the Lender.

                  Section 3.17 Appraisal.

                  An Appraisal of each Individual Property.

                  Section 3.18 Equity.

                  The Borrower's equity as of the Closing Date is acceptable to the Lender.

                  Section 3.19 Debt Service.

                  As of the closing date the Borrower's (a) Debt Service Coverage Ratio Premises for the Premises in the aggregate, shall be a minimum of 2.50x provided, however, in no event shall the Debt Service Coverage Ratio Premises of any Individual Property be less than or equal to 2.10x; and (b) Debt Service Coverage Ratio Leases for the Premises in the aggregate shall be a minimum of 2.00x.

                  Section 3.20 Loan to Value Ratio.

                  The Loan to Value Ratio in aggregate as calculated for the Premises by Lender is a maximum of fifty percent (50%).

                  Section 3.21 Special Purpose Entity.

                  The Borrower is a Special Purpose Entity.

                  Section 3.22 Miscellaneous.

                  All other documents or items set forth in the Commitment (including all supplemental and special conditions included in the Commitment) or otherwise required by the Lender.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender (for itself, but not otherwise) on the Closing Date as follows:

                  Section 4.1 Existence; Compliance with Law.

                  The Borrower and the Borrower Principal (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessor and to conduct the business in which it is currently engaged, (c) is duly qualified to do business in and is in good standing under the laws of each jurisdiction where any Individual Property is located and where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law.

                  Section 4.2 Equity Interests.

                  The owners (beneficial and otherwise) of all of the Equity Interests in the Borrower are as set forth in Exhibit A and have been duly authorized, are validly issued and outstanding, fully paid and non-assessable. There are no outstanding options or other rights pertaining to the Equity Interests in the Borrower, and no voting trust or similar agreement affecting either ownership of or the right to vote such Equity Interests (except for those items detailed in the Borrower's or the Borrower Principal's partnership or operating agreement or certificate of incorporation).

                  Section 4.3 Power; Authorization; Enforceable Obligations.

                  The Borrower has all requisite legal power and authority, and the legal right, to make, deliver and perform each Loan Document to which it is, or is to be, a party and to borrow hereunder, and has taken all necessary corporate, partnership or company action (as the case may

be) to authorize the execution, delivery and performance of each Loan Document to which it is, or is to be, a party and to authorize the borrowings on the terms and conditions of this Agreement and the Note. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of any Loan Document, except to the extent specified in any such Loan Document. Each Loan Document has been (or will be) duly executed by, and delivered on behalf of the Borrower and the Borrower Principal, as the case may be. Each Loan Document constitutes (or when executed and delivered will constitute) the legal, valid and binding obligation, enforceable against the Borrower and the Borrower Principal, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  Section 4.4 No Legal Bar.

                  The execution, delivery and performance of the Loan Documents will not violate any Requirement of Law applicable to the Borrower and the Borrower Principal or any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower or the Borrower Principal is bound and will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of their properties or revenues pursuant to any such Requirement of Law or contractual obligation, security, agreement, instrument, license or other undertaking.

                  Section 4.5 No Litigation.

                  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority that may have a material adverse effect on Borrower is pending or, to the knowledge of the Borrower and the Borrower Principal, threatened against any of them or any of their properties or revenues, or with respect to any Loan Document or any of the transactions contemplated thereby, and the Borrower is not a surety on any bond through which a Lien might be created superior to the Security Instruments.

                  Section 4.6 No Default.

                  The Borrower is not in default, under or with respect to any contractual obligation, security, agreement, instrument, license or other undertaking by which the Borrower is bound which is in excess of $150,000. No Default Condition or Event of Default has occurred and is continuing.

                  Section 4.7 Solvency; Fraudulent Conveyance.

                  The Borrower and the Borrower Principal is solvent and will not be rendered insolvent by the transactions contemplated hereby and, after giving effect to such transactions, will not be left with an unreasonably small amount of capital with which to engage in its business. Neither the Borrower nor the Borrower Principal intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither the Borrower nor the Borrower Principal has commenced or filed nor contemplates the commencement or filing of any bankruptcy, insolvency, reorganization, moratorium, sequestration, liquidation, consolidation or similar proceedings or the appointment of a receiver, liquidator, assignee, conservator, trustee, sequestrator or similar official in respect of it or any of its assets. The amount of the Loan constitutes reasonably equivalent value and fair consideration for the transfer to the Lender of the interest in the Premises represented by the Security Instruments. Neither the Borrower nor the Borrower Principal is transferring any interest in the Premises with any intent to hinder, delay or defraud any of its creditors.

                  Section 4.8 Special Purpose Entity.

                  The Borrower is a Special Purpose Entity.

                  Section 4.9 Taxes.

                  The Borrower and the Borrower Principal, respectively, has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns and on any assessments made against it and any of its property and, to its knowledge, all other taxes, fees and other charges imposed on it and any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books). No tax Lien has been filed with respect to any such tax, fee or other charge. To its knowledge, no claim is being asserted with respect to any such tax, fee or other charge which, in either case, could reasonably be expected to have a material adverse change with respect to the Borrower or the Premises.

                  Section 4.10 No Burdensome Restrictions.

                  The Borrower is not a party to or subject to any contractual obligation, security agreement, instrument, license or other undertaking by which the Borrower is bound (other than the Loan Documents) which could have a material adverse change on the business, properties, assets, operations or condition, financial or otherwise, of it, or on the ability of it to carry out its obligations hereunder or under the other Loan Documents.

                  Section 4.11 Investment Company Act; Other Regulations.

                  Neither the Borrower nor the Borrower Principal is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor the Borrower Principal is subject to regulation under any Requirement of Law which limits its ability to incur Obligations, other than as set forth herein or in the other Loan Documents.

                  Section 4.12 Subsidiaries.

                  The Borrower has no Subsidiaries.

                  Section 4.13 Title to Premises.

                  The Borrower is seized of the Land and Improvements (and any fixtures) in fee, or is the owner of a leasehold interest in the Land and Improvements (and any fixtures) pursuant to a Ground Lease, and has marketable title to any appurtenant easements and has the right to convey the same, that title to such property is free and clear of all encumbrances except for the Permitted Encumbrances, and that it will warrant and defend the title to such property (except for the Permitted Encumbrances) against the claims of all Persons. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Borrower represents and warrants that it has marketable title to such property, that it has the right to convey such property and that it will warrant and defend such property against the claims of all persons or parties.

                  Section 4.14 Ownership of Personalty.

                  The Borrower owns, subject to no Lien other than the Lien of the Security Instruments and the other Loan Documents, as appropriate, all of the Personalty except for equipment leases shown on Schedule 4, and except Liens on or leases of equipment acquired in the ordinary course of business and in reasonable amounts with respect to satellite dishes, cable TV systems and other similar equipment which is normally leased by other hotel owners.

                  Section 4.15 Financial Statements.

                  As of the date of the most recent Financial Statement furnished to the Lender, or as disclosed to Lender in writing, the Borrower had no material (a) indebtedness for borrowed money or for the deferred purchase price of property or services, as evidenced by bonds, notes or other similar instruments or agreements, (b) obligations as a lessee under leases which shall have been or should be, in accordance with Required Accounting Standards, recorded as capital leases, (c) obligations under direct or indirect guaranties in respect of, or any obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or any obligations of another of the kind referred to in clause (a) or (b) above, (d) contingent liability or liability for taxes, or (e) long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not, to the extent required by Required Accounting Standards, reflected in the foregoing statements or in the notes thereto. No sale, transfer or other disposition by the Borrower of any material part of its business or property has occurred since the most recent Financial Statement furnished to the Lender.

                  Section 4.16 No Change.

                  There has been no development or event which has had or could reasonably be expected to have a material adverse change (a) with respect to the Borrower since the most recent Financial Statement furnished to the Lender, or
(b) with respect to the Premises since the date of the most recent Operating Statements furnished to the Lender.

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

                  Section 4.17 Accuracy of Information.

                  Each exhibit, Financial Statement, Operating Statement, Rent Roll, document, book, record, report and other item of written information furnished by the Borrower or the Borrower Principal, as the case may be, to the Lender in connection with the Loan Documents is in accordance with GAAP or Required Accounting Standards, as applicable, and no such document contains any material misstatement of fact or omits to state a material fact.

                  Section 4.18 Principal Place of Business.

                  The Borrower's principal place of business and chief executive office is at the location set forth in the first paragraph of this Loan Agreement and it has not operated under any name other than its own name at any time from the date of its formation.

                  Section 4.19 Taxpayer Identification Number.

                  The Borrower's taxpayer identification number is as set forth in the Note.

                  Section 4.20 Insurance.

                  The Borrower does not know of and has not received any written notice of any violation of any insurance policy term that remains uncured and, to its best knowledge, it and the Premises and the use thereof materially comply with all insurance policy terms.

                  Section 4.21 Mechanic's Liens, etc.

                  Except as have been paid for in full by the Borrower on or before the Closing Date or as shall be paid prior to delinquency in the ordinary course of the Borrower's business, (i) no improvements or repairs have been made to the Premises during the one hundred twenty (120) days preceding the date hereof and (ii) there are no contracts not fully performed, and no outstanding bills incurred, for labor or materials used in making improvements or repairs on the Premises, or for services of architects, surveyors or engineers incurred in connection therewith. The Borrower has made no contract or arrangement of any kind whatsoever, the performance of which by the other party thereto could give rise to a Lien on the Premises superior to that of the Security Instruments.

                  Section 4.22 No Violation.

                  The Borrower has not received any notice of, and, to the best of its knowledge is not in violation of any Requirement of Law, any Hazardous Materials Law or any Governmental Action.

                  Section 4.23 ERISA.

                  (a) The Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, (b) the assets of the Borrower do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. ss.2510.3-101, (c) neither the Borrower nor any of its general partners, members or shareholders, as the case may be, have any trust or custodial relationship with the Lender or any affiliate of the Lender with respect to any ERISA plan, and (d) neither the Borrower nor any general partner, member or shareholder of the Borrower is a participant in any governmental plan that has a trust or custodial relationship with the Lender or any affiliate of the Lender. The Borrower (i) is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with the Borrower to Borrower's knowledge are not subject to Requirements of Law regulating investments of and fiduciary obligations with respect to government plans.

                  Section 4.24 O&M Program.

                  The Borrower has adopted an O&M Program with respect to all Hazardous Materials, if any, identified in the Environmental Assessment furnished to the Lender prior to the Closing Date or as otherwise required by the Lender.

                  Section 4.25 No Organizational Document Amendment.

                  At no time after the date hereof while the Loan is outstanding shall the Borrower, nor any member or general partner of the Borrower, amend or modify their respective organizational documents without the prior written consent of Lender.

                  Section 4.26 Permitted Encumbrances.

                  The Permitted Encumbrances as set forth in the Security Instruments do not materially and adversely affect the Lender's lien on the Premises created by the Security Instruments, and do not materially and adversely affect the use, operation or value of the Premises.

                  Section 4.27 Insolvency Opinion.

                  All of the assumptions made with respect to the Borrower in that certain substantive non-consolidation opinion letter dated the date hereof, delivered by Borrower's counsel in connection with the Loan and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Agreement (the "Non-consolidation Opinion"), including, but not limited to, any exhibits attached thereto, are true and correct in all material respects.

                  Section 4.28 Year 2000.

                  The Borrower and its Affiliates are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing the Borrower and its Affiliates as a result of what is commonly referred to as the "Year 2000 Problem" (i.e., the inability of certain computer applications to recognize correctly and perform date-sensitive functions involving certain dates prior to and after January 1,
2000), including risks resulting from the failure of key vendors and suppliers of the Borrower and its Affiliates to successfully address the Year 2000 Problem, and (b) the Borrower's and its

Affiliates' material computer applications and those of its key vendors and suppliers will, on a timely basis, adequately address the Year 2000 Problem in all material respects.

                                   ARTICLE V
                            COVENANTS AND AGREEMENTS

                  Section 5.1 Affirmative Covenants of the Borrower.

                  During any period in which the Loan is outstanding, the Borrower agrees that it will:

                  (a) Use of Loan Funds. Cause all Loan proceeds to be used for the purposes set forth in a loan closing statement approved by the Lender and use all excess Loan proceeds disbursed to the Borrower only for lawful business purposes permitted under the Borrower's organizational documents. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No part of the proceeds of the Loan has been used in any manner that could result in a violation of Regulations G, T, V or X of the Board of Governors of the Federal Reserve System.

                  (b) Payment. Pay when due all sums owing to the Lender and others in accordance with the terms of the Loan Documents.

                  (c) Fees, Costs and Expenses. Pay when due all fees, costs and expenses required to be paid by the Borrower pursuant to the terms of the Commitment or any of the other Loan Documents, including without limitation, reasonable attorneys fees and other fees, costs and expenses of the Lender in connection with the enforcement of the Lender's rights under the Loan Documents. Any such amounts paid by the Lender shall be due and payable upon demand.

                  (d) Condition of Premises. Keep and maintain the Premises in good order, condition and repair and shall make, as and when the same shall become necessary, all repairs and maintenance necessary or appropriate in order to keep the Premises from deteriorating.

                  (e) Compliance. Comply with all (i) building, zoning, fire, health, environmental, disability and use laws (including, but not limited, to all state and local handicapped access laws, the Architectural Barriers Act of 1968, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990 and similar laws and ordinances), codes, ordinances, rules and regulations, to the extent required by applicable Governmental Authorities, (ii) covenants and restrictions of record and (iii) easements which are in any way applicable to the Premises or any part thereof and the use or enjoyment thereof.

                  (f) Inspection. Subject to the rights of any tenants of the Premises under their leases, permit the Lender and/or its authorized agents to enter upon the Premises during normal working hours and as often as the Lender desires, for the purpose of inspecting the Improvements specifically and the condition and operation of the Premises generally. In connection therewith, the Borrower shall permit the Lender and the Lender's representatives (including an independent Person such as an engineer, architect, or inspector) or third parties making Immediate Repairs or Additional Repairs to enter onto the Premises during normal business hours (subject to the rights of any tenants of the Premises under their leases) to inspect the progress of any Immediate Repairs or Additional Repairs and all materials being used in connection therewith, to examine all plans, specifications and shop drawings relating to such Immediate Repairs or Additional Repairs which are or may be kept at the Premises, and to complete any Immediate Repairs or Additional Repairs. The Borrower agrees to cause all contractors, subcontractors, agents, architects and inspectors reasonably to cooperate with the Lender and the Lender's representatives or such other Persons described above in connection with inspections or the completion of Immediate Repairs or Additional Repairs.

                  (g) Reimbursement. The Borrower agrees that if it shall fail to pay when due any tax, assessment or charge levied or assessed against the Premises (other than any amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books), or any utility charge, whether public or private, or any insurance premium or if it shall fail to procure the Insurance required hereunder and cause the delivery of the insurance certificates as required herein, or if it shall fail to pay any other charge or fee described herein, then the Lender, at its option, may pay, procure or cause the delivery of the same. The Borrower will reimburse the Lender upon demand for any sums of money paid by the Lender pursuant to this Section, together with interest on each such payment at the default rate set forth in the Note and all such sums and interest thereon shall be secured hereby.

                  (h) Environmental Assessment. Provide to the Lender from time-to-time, at the Borrower's sole fee, cost and expense, if the Lender shall ever have reason to believe that any Hazardous Material affects the Premises, or if any Governmental Action is made or threatened, or if an Event of Default shall have occurred, an Environmental Assessment, which Environmental Assessment shall have been ordered by the Borrower within ten (10) days after the Lender's request and which shall be delivered to the Lender promptly after the date of the Lender's request. At all other times, the Lender may request an Environmental Assessment to be provided by the Borrower at the Lender's expense. The Borrower will cooperate with each consulting firm making any Environmental Assessment and will promptly supply to the consulting firm, from time to time upon request, all information available to the Borrower to facilitate the completion of the Environmental Assessment. If the Borrower fails to furnish the Lender within ten (10) days after the Lender's request with a copy of an agreement with an acceptable environmental consulting firm to provide such Environmental Assessment, or if the Borrower fails to order such Environmental Assessment within ten (10) days after the Lender's request, the Lender may cause any such Environmental Assessment to be made at the Borrower's fee, cost, expense and risk. The Lender may disclose to interested parties after an Event of Default or in connection with a Securitization any information the Lender ever has about the environmental condition or compliance of the Premises, but shall be under no duty to disclose any such information except as may be required by law. The Lender shall be under no duty to make any Environmental Assessment of the Premises, and in no event shall any such Environmental Assessment by the Lender be or give rise to a representation that any Hazardous Material is or is not present on the Premises, or that there has been or shall be compliance with any Hazardous Materials Law, nor shall the Borrower or any other Person be entitled to rely on any Environmental Assessment made by the Lender or at the Lender's request. The Lender owes no duty of care to protect the Borrower or any other Person against, or to inform them of, any Hazardous Material or other adverse condition affecting the Premises.

                  (i) Appraisal. At all times during the term of the Loan, cooperate with the Lender and use its best efforts to assist the Lender in obtaining an Appraisal of each Individual Property, and will promptly supply to the Lender, from time to time upon request, all information available to the Borrower to facilitate the completion of the Appraisal. If any Event of Default occurs, or if a casualty loss or governmental taking occurs and results in insurance or eminent domain proceeds in excess of $125,000.00 for an Individual Property, the Lender may, in its reasonable discretion, choose the appraiser, but the Borrower shall be responsible for any reasonable fees payable to said appraiser in connection with an Appraisal of the Premises. Under all other circumstances, the appraiser performing any such Appraisal shall be engaged by the Lender, and the Lender shall be responsible for any fees payable to said appraiser in connection with an Appraisal of the Premises.

                  (j) Surveys. Following any change in the exterior configuration of the Premises or any rezoning affecting the Premises, provide the Lender with such additional Surveys as requested by the Lender.

                  (k) Other Tests. Promptly submit to the Lender copies of reports of all physical tests at any time made on the Land, the Improvements or the materials to be incorporated into the Improvements and shall, at the Borrower's expense, cause to be made such additional tests from time to time as the Lender may reasonably require (i) after the occurrence and during the continuance of an Event of Default or (ii) receipt by the Lender of any such report.

                  (l) Taxes and Fees. Except as otherwise provided herein, pay as they become due all taxes, general and special assessments (other than any amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with Required Accounting Standards have been provided on its books), permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents to the extent required to be paid by Borrower under an Operating Lease, against it or the Premises and the Borrower, upon request of the Lender, will submit to the Lender receipts evidencing said payments.

                  (m) Financial Statements and Operating Statements. Furnish, or cause to be furnished to the Lender, annual Financial Statements for Borrower and REIT. Monthly Operating Statements for the Premises shall be submitted to the Lender when requested by the Lender and for any period during which any Event of Default is continuing. Operating Statements shall be delivered to the Lender within thirty (30) days of the end of each of the

Borrower's fiscal quarters, and an annual Financial Statements shall be submitted to the Lender within ninety (90) days (or one hundred twenty (120) days if such annual Financial Statements are audited) of the Borrower's fiscal year end in lieu of an Operating Statement for the Borrower's fourth fiscal quarter. Until such time as there is a Securitization of the Loan, Borrower shall provide Lender with Operating Statements and Financial Statements on a monthly basis. Without limiting any other rights available to the Lender under this Loan Agreement or any of the other Loan Documents, in the event the Borrower shall fail to timely furnish the Lender any Financial Statement in accordance with this subsection, the Borrower shall promptly pay to the Lender a penalty in the amount of $1,000.00 for each such failure.

                  (n) Books and Records. Keep and maintain at all times at the Premises, at the Borrower's address set forth herein, or at such other place as the Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises (including, but not limited to, all bills, invoices and contracts for utilities, waste management service, telephone service and management services, rent registrations and all materials filed with any Governmental Authority where applicable) to the extent not maintained and provided by Operating Lessee. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any time by the Lender upon reasonable prior notice.

                  (o) Further Assurances. The Borrower shall furnish or cause to be furnished such further documentation or information (including without limitation, amendments, replacements, corrections, deletions or additions to the Loan Documents or any other materials furnished to the Lender in connection with the Loan) which is (i) reasonably required to enable the Lender to sell the Loan, or (ii) deemed necessary or appropriate by the Lender in the exercise of its rights under any of the Loan Documents or to perfect, protect, maintain, preserve, continue and/or extend any Lien granted to the Lender under the Security Instruments or any other Loan Document, provided, however, that the Borrower shall not be required to do anything that (A) has the effect of (I) changing the essential economic terms of the Loan set forth in the Loan Documents or (II) imposing greater liability under the Loan Documents, or (B) results in the aggregate in any substantial fee, cost or expense to the Borrower. In addition, the Borrower shall furnish or cause to be furnished such further documentation and information (including without limitation, amendments, replacements, corrections, deletions and additions to the Loan Documents and other materials furnished to the Lender in connection with the Loan) deemed necessary or appropriate by the Lender to correct patent mistakes in the Loan Documents, materials relating to title insurance policies and other insurance required hereunder, and the funding of the Loan, provided that any such further documentation or information shall be at the sole fee, cost and expense of the Lender.

                  (p) Payment of Operating Expenses. Pay all Operating Expenses Leases, except to the extent that the Lender is obligated to pay any Operating Expenses Premises or Operating Expenses Leases on behalf of the Borrower from the Tax and Insurance Reserve Account.

                  (q) Payment of Recurring Capital Expenditures. Pay all expenditures with respect to the Premises related to capital repairs, replacements and improvements (other than Additional Repairs) performed from time to time.

                  (r) ERISA. Deliver to the Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by the Lender in its reasonable discretion, that (i) the Borrower is not an "employee benefit plan," a "governmental plan" and/or subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and
(ii) one or more of the following circumstances is true:

                           (A) Less than twenty-five percent (25%) of all Equity
                  Interests in the Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. ss.2510.3-101(f)(2); and/or

                           (B) The Borrower qualifies as an "operating company"
                  or a "real estate operating company" within the meaning of 29 C.F.R. ss.2510.3-101(c) or (e).

                  (s) Actions and Proceedings. Promptly notify the Lender in writing of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Premises or any portion thereof, or purporting to affect the Premises, any Loan Document or any right of the Lender hereunder or thereunder. In each such action or proceeding, the Borrower shall, unless otherwise directed by the Lender in writing, appear in and prosecute or defend any such action or proceeding. The Borrower hereby further authorizes the Lender to participate and appear in (at the Borrower's expense, including without limitation, the Lender's reasonable attorney's fees) any action or proceeding relating to any condemnation or other taking of the Premises, whether direct or indirect, and, following an Event of Default, to settle or compromise any claim in connection with such condemnation or other taking.

                  (t) Completion of Immediate Repairs and Additional Repairs.

                  (i) The Borrower shall complete all Immediate Repairs by the time specified on Exhibit B attached hereto, and in no event later than twelve (12) months from the date of this Agreement, except for those Individual Properties known as Belmont and Irving, for which such Immediate Repairs shall be completed in no event later than ninety (90) days from the date hereof. The Borrower covenants and agrees that each of the Immediate Repairs and Additional Repairs and all materials, equipment, fixtures, and any other item comprising a part of any Immediate Repair or Additional Repair shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by the Lender).

                  (ii) If the Lender determines, in its reasonable discretion, that Additional Repairs are advisable in order to keep the Premises in good order and repair, the Lender may send the Borrower written notice of the need for making such Additional Repairs. The Borrower shall promptly, in accordance with sound construction practices and taking into account shortages of materials, commence making such Additional Repairs. If the

         Borrower fails to commence such Additional Repairs within sixty (60) days after such notice and diligently pursue completion of such Additional Repairs, then, in addition to all other rights the Lender may have under the Loan Documents, the Lender may contract with third parties to make such Additional Repairs and may in its sole discretion
         (A) apply the funds in the Repair Escrow Account and/or Replacement Reserve Account toward the labor and materials necessary to complete such Additional Repairs, and/or (B) demand payment for such Additional Repairs from the Borrower.

                  (iii) In the event the Lender determines in its reasonable discretion that any Immediate Repair or Additional Repair has not been completed in a workmanlike and timely manner, the Lender shall have the option to withhold disbursement from the Reserve Accounts for such unsatisfactory Immediate Repair or Additional Repair and to proceed under existing contracts or to contract with third parties to complete such Immediate Repair or Additional Repair and to apply the Repair Escrow Account or the Replacement Reserve Account toward the labor and materials necessary to complete such Immediate Repair or Additional Repair to the reasonable satisfaction of the Lender, without providing any prior notice to the Borrower.

                  (iv) In order to facilitate the Lender's completion or making of the Immediate Repairs or Additional Repairs, the Lender is granted the irrevocable right to enter onto the Premises and perform any and all work and labor necessary to complete or make the Immediate Repairs or Additional Repairs and employ watchmen to protect the Premises from damage, loss and/or theft. All sums so expended by the Lender shall be deemed to have been advanced to the Borrower and secured by the Security Instruments and the other Loan Documents.

                  (v) All Immediate Repairs and Additional Repairs shall comply with all Requirements of Law and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

                  (u) Assumptions in Non-consolidation Opinion. Borrower has complied and will comply with all of the assumptions made with respect to it in the Non-consolidation Opinion. Each entity other than the Borrower with respect to which an assumption is made in the Non-consolidation Opinion has complied and will comply with all of the assumptions made with respect to it in the Non-consolidation Opinion.

                  (v) Program Rider. Comply with all covenants and agreements of Borrower set forth in the Program Rider.

                  (w) Operating Leases. Comply with all covenants, obligations and agreements contained in the Operating Leases. Borrower will exercise any and all cure rights under the Operating Leases in order to cure any breach by Borrower or any Affiliate of Borrower as Lessor thereunder.

                  (x) Franchise Agreements. Borrower shall at all times during the term of the Loan maintain, or cause to be maintained, Franchise Agreements for each Individual Property.

                  (y) Liquidity Requirement. Borrower shall maintain at all times during the term of the Loan $1,350,000.00 of liquidity (the Liquidity Requirement") in the form of (i) cash, (ii) a Letter of Credit acceptable to Lender in its sole discretion, (iii) amounts in the Debt Service Reserve Account, or (iv) a reserve on that certain line of credit from Lender to the REIT pursuant to a direction letter in the form attached hereto as Exhibit J and in an amount which, at all times while the Loan is outstanding, and when combined with the other acceptable forms of liquidity in (i) - (iii) above, is sufficient to meet the Liquidity Requirement.

                  (z) Agreed Upon Procedures Report. The Borrower shall deliver to Lender an agreed upon procedures report covering the Individual Properties and collectively for all of the Premises, prepared annually by PriceWaterhouse Coopers or any accounting firm acceptable to Lender.

                  (aa) Summerfield Letter of Credit. Borrower shall at all times cause that certain Letter of Credit dated June 3, 1998, from The Chase Manhattan Bank or a renewal (the "Chase Letter of Credit") thereof to be in effect while the Loan is outstanding or shall deliver to Lender either (i) a substitute Letter of Credit, reasonably acceptable to Lender, from (A) The Chase Manhattan Bank, (B) an Eligible Institution or (C) a financial institution reasonably acceptable to Lender or (ii) such other collateral as Operating Lessee is permitted to supply under that certain Lease Master Agreement dated June 20, 1997 to be held by Lender as additional collateral.

                  (bb) Lake Oswego PIP. Prior to December 31, 1999, Borrower shall complete all required improvements contained in that certain Property Improvement Plan from Marriott International Inc., dated August 24, 1996 with respect to that Individual Property known as Lake Oswego and upon completion shall deliver an Officer's Certificate to Lender certifying as to the completion of such improvements. In the event that Borrower fails to complete such improvements prior to December 31, 1999, Borrower shall deposit or cause to be deposited into the Immediate Repairs Account an amount as determined by a physical inspection report performed by an engineer or an inspection by Lender to be disbursed in accordance with Section 6.9 hereof.

                  Section 5.2 Negative Covenants of the Borrower.

                  During any period in which the Loan is outstanding, the Borrower agrees that it will not without the prior written consent of Lender:

                  (a) Sale or Encumbrance of Personalty. Sell, encumber or otherwise dispose of any of the Personalty except (i) to incorporate Tangible Personalty into the Improvements or replace Tangible Personalty with goods of quality and value at least equal to that replaced, or (ii) for the sale, disposal or use of inventory, if any, in the ordinary course of the Borrower's business at the Premises; provided, however, in the event the Borrower sells or otherwise disposes of any of the Personalty, the Lender's security interest in the proceeds of the Personalty shall continue pursuant to the Security Instruments and the other Loan Documents, as appropriate.

                  (b) Construction. Construct or permit the construction of any improvements on the Premises other than Immediate Repairs or as otherwise required hereunder or by Franchisors and which construction will not diminish the value of the Premises or were previously consented to in writing by the Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (c) Change in Ownership; Identity of the Borrower. Permit any sale, transfer, assignment or other disposition of, or grant or create any Lien on, any of the following interests in the Borrower except that:

                  (1) Holders of membership/partnership interests in Borrower and beneficiaries of holders of interests of Borrower as of the date of this Agreement (the "Interest Holders") shall have the right to Transfer their interest in Borrower (or any entity directly or indirectly holding a membership interest in Borrower) without Lender's consent; provided, however, that (i) after taking into account any prior Transfers pursuant to this section, whether to the proposed transferee or otherwise, no such Transfer (or series of Transfers) shall result in (x) the proposed transferee, or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) 49% or more of the interests in Borrower (or any entity directly or indirectly holding a membership interest in Borrower), or (y) a Transfer in the aggregate of 49% or more of the interests in Borrower as of the date hereof, (ii) no such Transfer of interest shall result in a change of control of Borrower or the day to day operations of the secured Premises, (iii) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than fifteen (15) business days prior to the date of such Transfer; (iv) no Event of Default has occurred and remains uncured; and (v) the legal and financial structure of Borrower after such Transfer and its shareholders, partners or members, as applicable, and the Special Purpose Entity nature of Borrower satisfies Lender's and the Rating Agency's then current applicable underwriting criteria and requirements including, without limitation, the requirement at the request of Lender, to deliver evidence reasonably satisfactory to Lender that the Special Purpose Entity nature of Borrower following such Transfer is in accordance with the standards of the Rating Agencies or, if a Securitization has occurred, the Rating Agencies rating the Securities in the Securitization (including, in such event, written confirmations from such Rating Agencies that such Transfer or series of Transfers will not result in a requalification, reduction or withdrawal of the ratings then applicable to such Securities), and Opinions of Counsel (including a Non-consolidation Opinion) as may be reasonably requested by Lender and the Rating Agencies.

                  (2) Transfers by any of the Interest Holders of their direct or indirect interests in Borrower (or any entity that directly or indirectly holds a membership interest in Borrower which result in (x) the proposed transferee, or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) 49% or more of the interests in Borrower (or any entity directly or indirectly holding a membership interest in

         Borrower), or (y) a Transfer in the aggregate of 49% or more of the interests in Borrower as of the date hereof, shall be permitted only with the Lender's prior written consent, which shall not be unreasonably withheld; provided that such Transfer must comply with the provisions of clauses (iii), (iv) and (v) of subparagraph (1) above, and clauses (A) through (D) below:

                           (A) The Interest Holder shall pay to the Lender all
                  reasonable and customary expenses incurred by the Lender in connection with any such Transfer and a processing fee (i) with respect to any Transfer requested or occurring prior to the sale of the Loan by the Lender in the secondary market, in an amount equal to the greater of 1% of the then outstanding principal amount of the Loan as of the date the Borrower requests the Lender to consent to such Transfer, or $10,000.00, and (ii) with respect to any such Transfer thereafter, in an amount equal to $10,000.00.

                           (B) With respect to any Transfer requested or
                  occurring prior to the sale of the Loan by the Lender in the secondary market, the consideration paid or to be paid by the assignee or purchaser in connection with the Transfer shall not be less than the appraised value of the Premises used by the Lender in underwriting the Loan, as determined by the Lender in its reasonable judgment, multiplied by the percentage of interests (direct or indirect) being transferred in the Borrower. The Borrower shall furnish the Lender at the Borrower's sole cost and expense such information as the Lender shall request in connection with any Transfer, including without limitation, an Appraisal or other evidence satisfactory to the Lender in its reasonable discretion of the value of the Premises as of the date of the Transfer.

                           (C) The assignee or purchaser must meet Lender's
                  reasonable underwriting standards concerning, including without limitation, its net worth and operating history, as determined by Lender in its sole reasonable discretion.

                           (D) No Transfer shall relieve the Borrower of its
                  Obligations under this Loan Agreement or any of the other Loan Documents.

                  (d) No Consent. Notwithstanding anything to the contrary contained in this Loan Agreement, the Security Instruments or any other Loan Documents, Lender's consent shall not be required for any of the following sales, transfers, assignments, pledges, conveyances or encumbrances, provided that Lender has received payment in full of all its actual expenses incurred in connection therewith:

                  (i) with respect to the REIT and any holders of interests therein, directly or indirectly, (A) Transfer of all or any portion of any shares of beneficial interests of the REIT for so long as the shares of the REIT continue to be publicly traded on a national stock exchange and (B) the issuance of additional shares of the REIT;

                  (ii) with respect to the Operating Partnership and any holders of interests therein, (A) any Transfer (direct or indirect) of limited partnership interests in the Operating Partnership and (B) the issuance of additional limited partnership units or other securities, even if such issuance results in a reduction of the partnership interest of the REIT or its wholly-owned Affiliate in the Operating Partnership, provided that, after giving effect to such transfer or series of transfers described in (A) or (B), the REIT owns more than fifty-one percent (51%) of the partnership interests of the Operating Partnership or continues to be the sole general partner of the Operating Partnership; or

                  (iii) a Fundamental Transaction relating to the REIT or the Operating Partnership.

                  (e) Fundamental Transaction. As used herein, the term "Fundamental Transaction" shall mean any acquisition by, merger with or consolidation with or into, or sale of substantially all of its assets to, an entity (the "Successor") in which the following conditions have been satisfied as of the consummation of the transaction:

                  (i) the Successor owns, directly or indirectly, substantially all the assets which the Operating Partnership owned immediately prior to the effective date of such merger, consolidation or sale;

                  (ii) the Successor agrees in writing to assume all obligations of the Operating Partnership under the Loan Documents to which the Operating Partnership is a party;

                  (iii) upon the consummation of such transaction, Successor shall either be (A) owned by a Qualified Resultant Owner or (B) owned
         (i) at least 20% by the executive management of the REIT immediately prior to such transfer and (ii) the remainder by one (1) or more nationally recognized investors with substantial experience in real estate related leveraged buyouts and evidence demonstrating that it has sufficient capital to operate the Successor as contemplated;

                  (iv) Lender shall have confirmations in writing from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any Securities in a Securitization;

                  (v) with respect to any Individual Property that is the subject of a Management Agreement, the Manager shall be either the Manager immediately prior to such transfer or a Qualified Manager, and any new Management Agreement shall be reasonably satisfactory to Lender;

                  (vi) with respect to any Individual Property that is the subject of an Operating Lease, the Operating Lessee shall be either the Operating Lessee immediately prior to such transfer or a Qualified Operating Lessee, and any new Operating Lease shall be reasonably satisfactory to Lender;

                  (vii) the Premises will be owned by one or more special purpose bankruptcy remote entities and a non-consolidation opinion acceptable to Lender and the Rating Agencies has been delivered with respect to any Successor; and

                  (viii) Lender has received no less than forty-five (45) days' prior written notice of such transfer.

The Borrower hereby acknowledges to the Lender that (i) the identity of the Borrower and the expertise available to the Borrower were and continue to be material circumstances upon which the Lender has relied in connection with, and which constitute valuable consideration to the Lender for, the extending to the Borrower of the indebtedness evidenced by the Note and (ii) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to the Lender by the Security Instruments and the other Loan Documents, as appropriate.

                  (f) Prepayment of Rent. Accept any prepayment of rent or installments of rent for more than two (2) months in advance without the prior written consent of the Lender.

                  (g) No Other Name. Change its name or operate under any name other than its name as set forth herein.

                  (h) No Restricted Payments. Make any payment or take any other action constituting (i) any direct or indirect purchase or other acquisition by the Borrower of Equity Interests of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and expenditures in the ordinary course of business) or capital contribution by the Borrower to any other Person, including all debt and any Obligation of any sort, and/or (ii) a payment or prepayment on account of, or the setting apart of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of subordinated debt, either directly or indirectly, whether in cash or in property or in obligations of any Person.

                  (i) No Waste or Abandonment. Suffer, permit or commit waste, permit impairment or deterioration of, or abandon, the Premises or any portion thereof. The Borrower will not itself, or permit any tenant or other Person to, remove, demolish or alter any improvement now existing or hereafter erected on the Premises or any fixture, equipment or machinery in or on the Premises except in connection with any Immediate Repair or Additional Repair.

                  (j) Use of Premises. Except as required by applicable law, or as otherwise permitted in writing by the Lender, allow any change in the business use of all or any portion of Premises from the use thereof as of the Closing Date.

                  (k) Franchise Agreements. Borrower shall not amend or terminate any Franchise Agreement or permit Operating Lessee to terminate any Franchise Agreement unless (i) such Franchise Agreement is replaced by another Franchise Agreement with the same economic terms and conditions or economic terms and conditions which are more favorable to

Borrower and (ii) Borrower delivers to Lender an Officer's Certificate evidencing satisfaction of the requirements set forth in (i) above.

                  Section 5.3 Environmental Covenants.

                  The Borrower hereby consents to:

                  (a) Not cause, permit or exacerbate any Prohibited Activities or Conditions. The Borrower represents and warrants that it has not at any time caused or permitted any Prohibited Activities or Conditions except as set forth in the Environmental Assessment and that no Prohibited Activities or Conditions exist or, to Borrower's knowledge, have existed on or under the Premises. The Borrower shall take all appropriate steps to prevent its employees, agents, and contractors, and any tenants from causing, permitting, or exacerbating any Prohibited Activities or Conditions. The Borrower shall not lease or allow the sublease or use of all or any portion of the Premises to any tenant, subtenant or user that, in the ordinary course of its business, would cause, permit, or exacerbate any Prohibited Activities or Conditions, and all leases, subleases and use agreements relating to the Premises shall contain provisions sufficient to ensure that tenants, subtenants and users shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

                  (b) Comply in a timely manner with, and cause all employees, agents, and contractors of the Borrower and any other persons present on the Premises to so comply with, (i) any O&M Program now or hereafter in effect during the term of the Loan, and (ii) Hazardous Materials Law, so as to minimize any economic loss to the Premises and the Loan. The Borrower shall adopt an O&M Program with respect to any Hazardous Materials identified in any Environmental Assessment or any Governmental Action relating to the Premises, or as otherwise reasonably required by the Lender with respect to the Premises. Any O&M Program shall be performed by a qualified contractor under the supervision of a consulting engineer hired by the Borrower with the prior written approval of the Lender which approval shall not be unreasonably withheld, conditioned or delayed. All costs and expenses of any O&M Program shall be paid by the Borrower, including without limitation the charges of such contractors and consulting engineer and the Lender's fees, costs and expenses incurred in connection with the monitoring and review of the O&M Program and the Borrower's performance thereunder.

                  (c) Promptly notify the Lender in writing of: (i) any Governmental Action it becomes aware of, (ii) any claim made or threatened by any third party against the Borrower, the Lender, or the Premises relating to loss or injury resulting from any occurrence or condition on the Premises or any other real property that could require the removal from the Premises of any Hazardous Materials or cause any restrictions on the ownership, occupancy, transferability or use of the Premises under Hazardous Materials Law or (iii) the occurrence of any Prohibited Activities or Conditions. The Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order, request or directive which arises from any alleged Prohibited Activities or Conditions; provided the Borrower may contest or object to a good faith dispute regarding said request or directive if the Borrower notifies the Lender in advance of said contest or objection and as long as said contest or objection does not result in a violation of law or fines assessed against the Premises.

                  (d) Pay promptly all costs and expenses incurred by the Lender in connection with any Governmental Action, including but not limited to costs of any environmental audits, studies, investigations or remedial activities including but not limited to the removal of any Hazardous Materials from the Premises. The Borrower also shall pay promptly the costs of any environmental audits, studies, investigations or the removal of any Hazardous Materials from the Premises reasonably required by the Lender as a condition of its consent to any sale or transfer of all or any part of the Premises or any interest therein or reasonably required by the Lender following a reasonable determination by the Lender that there may be Prohibited Activities or Conditions on or under the Premises. Any such costs or expenses incurred by the Lender (including but not limited to reasonable fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which the Borrower fails to pay promptly shall become additional indebtedness secured by the Security Instruments.

                  (e) HOLD HARMLESS, DEFEND AND INDEMNIFY THE LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, EMPLOYEES, AGENTS, AFFILIATES (INCLUDING ANY PARENT CORPORATION), SUCCESSORS AND ASSIGNS, FROM AND AGAINST ALL PROCEEDINGS, CLAIMS, DAMAGES, PENALTIES, FEES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE FEES AND EXPENSES OF ATTORNEYS AND EXPERT WITNESSES, INVESTIGATORY FEES, AND CLEANUP AND REMEDIATION EXPENSES, WHETHER INCURRED IN CONNECTION WITH ANY JUDICIAL OR ADMINISTRATIVE PROCESS OR OTHERWISE), ARISING DIRECTLY OR INDIRECTLY FROM (i) ANY BREACH OF ANY REPRESENTATION, WARRANTY, OR OBLIGATION OF THE BORROWER CONTAINED IN THIS SECTION 5.3 OR (ii) THE PRESENCE OF HAZARDOUS MATERIALS ON OR UNDER THE PREMISES OR ANY PROPERTY PROXIMATE TO THE PREMISES OR ANY GOVERNMENTAL ACTION ALLEGING ANY SUCH PRESENCE, EXCEPT TO THE EXTENT THAT THE BORROWER CAN CONCLUSIVELY PROVE BOTH THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS CAUSED SOLELY BY ACTIONS, CONDITIONS, OR EVENTS THAT OCCURRED AFTER THE DATE THAT THE LENDER (OR ANY PURCHASER AT A FORECLOSURE SALE) ACTUALLY ACQUIRED TITLE TO THE PREMISES AND THAT SUCH PRESENCE OR GOVERNMENTAL ACTION ALLEGING SUCH PRESENCE WAS NOT CAUSED BY THE DIRECT OR INDIRECT ACTIONS OF THE BORROWER OR THE BORROWER PRINCIPAL, OR ANY PARTNER, MEMBER, PRINCIPAL, OFFICER, DIRECTOR, TRUSTEE OR MANAGER OF THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR OR AFFILIATE OF THE BORROWER OR THE BORROWER PRINCIPAL. THE OBLIGATIONS AND LIABILITIES OF THE BORROWER UNDER THIS
SECTION 5.3(e) SHALL SURVIVE ANY TERMINATION, SATISFACTION, ASSIGNMENT, ENTRY OF A JUDGMENT OF FORECLOSURE OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE OF THE SECURITY INSTRUMENTS.

                  Section 5.4 Recourse Covenants.

                  Except as otherwise expressly permitted by the Loan Documents, during any period in which the Loan is outstanding, the Borrower agrees that it will not, without the prior written consent of the Lender:

                  (a) Sale, Transfer, Conveyance or Disposal. Permit any sale, transfer, conveyance or other disposal of the Premises, the Rents and Profits or the Intangible Personalty.

                  (b) Other Financing and Liens. Engage in any other financing with respect to the Borrower (except payables incurred with trade creditors in reasonable amounts, provided such debt is not evidenced by a note and is not in excess of sixty days past due in the ordinary course of business and paid prior to delinquency), the Premises, the Rents and Profits or the Intangible Personalty, except Liens on or leases of equipment acquired in the ordinary course of business and in reasonable amounts with respect to satellite dishes, cable TV systems and other similar equipment which is normally leased by other hotel owners, or grant any consensual Liens against the Premises, the Rents and Profits or the Intangible Personalty. Nor shall Borrower or any member or partner of Borrower or Owner pledge any interest in Borrower without the prior written consent of Lender such consent not to be unreasonably withheld, and without written confirmation from applicable Rating Agencies that such pledge will not result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency.

                  (c) Special Purpose Entity. Fail to be a Special Purpose
Entity.

                  Section 5.5 Insurance.

                  (a) Maintenance of Insurance. The Borrower shall keep, or cause to be kept, at no cost or expense to Lender, in full force and effect all Insurance. If the Borrower fails to maintain, or cause to be maintained, any Insurance required by this Agreement, the Lender may, at its option, procure such Insurance, and the Borrower shall reimburse the Lender for the amount of all premiums paid by the Lender thereon promptly upon demand by the Lender, with interest thereon at the rate then provided by the Note from the date paid by the Lender to the date of repayment, and such sum shall be a part of the indebtedness secured by the Security Instruments. The Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any Insurance, incur any liability for or with respect to the amount of Insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Borrower, for itself, hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

                  (b) Insurance with Respect to Immediate Repairs and Additional Repairs. In addition to and to the extent not covered by any Insurance required under the Loan Documents, the Borrower shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Immediate Repair, or Additional Repair reasonably required by the Lender.

                  (c) Approved Insurers. Each of the Borrower's insurers shall be an Approved Insurer. If any of the Borrower's insurers shall at any time cease to be an Approved Insurer, then within thirty (30) days after notice from the Lender to the Borrower, the Borrower will obtain replacement Insurance or additional Insurance issued by one or more other Approved Insurers.

                  (d) Form of Insurance Policies; Endorsements. All policies for Insurance shall be in such form and with such endorsements as are comparable to the forms of and endorsements to the Borrower's, or if applicable, its tenant's, insurance policies in effect on the date hereof or otherwise in accordance with commercially reasonable standards applied by prudent owners of similar businesses in the general vicinity of the Premises and generally acceptable to institutional lenders for comparable properties and risks. All such policies shall name the Lender, and its successors and assigns, as additional insureds, mortgagees and/or loss payees, as deemed appropriate by the Lender, and shall provide that all proceeds are payable to the Lender and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Lender notwithstanding the negligent or willful acts or omissions of the named Borrower; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to the Lender; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Borrower, any tenant at the Premises, the Lender or any other named insured, additional insured, mortgagee or loss payee, except for the willful misconduct of the Lender knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar businesses in the general vicinity of the Premises; (v) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Lender in each instance, and (vi) effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds, mortgagees and named insureds (other than the Borrower). Any insurance coverage relating to the Premises that is carried by the Borrower or, if applicable, its tenants, in excess of the Insurance required hereunder shall name the Lender, and its successors and assigns, as additional insureds, mortgagees and/or loss payees, as appropriate, as provided herein. A certificate executed by the Borrower's insurance consultant and other evidence of Insurance required by the Lender shall be delivered to the Lender not less than ten (10) days prior to the expiration date of any of the policies for Insurance required to be maintained hereunder which certificate and other evidence shall certify payment of applicable premiums for renewal and replacement policies. The Borrower may effect any Insurance required hereunder through blanket insurance policies. The Borrower shall deliver to the Lender certified copies of all policies or certificates reasonably acceptable to Lender for Insurance which shall be taken out upon the Premises while any part of the Loan shall remain unpaid.

                  (e) Compliance with Insurance Policy Terms. The Borrower shall comply with all terms of policies for Insurance and shall not bring or keep or permit to be brought or kept any article upon the Premises or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any Insurance required hereunder.

                  Section 5.6 Lockbox.

                  The Borrower has established as of the date hereof the Lockbox Account, which Lockbox Account shall, in all respects, be governed by the Cash Management Agreement.

                                   ARTICLE VI
                                RESERVE ACCOUNTS

                  Section 6.1 Establishment of Reserve Accounts.

                  On or before the Closing Date, the Lender shall establish each Reserve Account. Each Reserve Account shall be under the sole dominion and control of the Lender.

                  Section 6.2 Initial Reserve Deposits.

                  On the Closing Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Initial Reserve Deposit applicable to such Reserve Account.

                  Section 6.3 Monthly Reserve Deposits.

                  On each Payment Date, the Borrower shall pay to the Lender for deposit into each Reserve Account any Monthly Reserve Deposit applicable to such Reserve Account. The Lender may, upon written request from the Borrower, waive any requirement for the payment of a Monthly Reserve Deposit, provided however, that any such waiver by the Lender of a requirement that the Borrower pay such Monthly Reserve Deposit may be revoked by the Lender, in the Lender's sole discretion, at any time upon notice in writing to the Borrower.

                  Section 6.4 Replacement Reserve Account.

                  (a) On and after the first anniversary of the date of this Agreement, the Lender may, in the Lender's reasonable discretion, annually adjust the Monthly Reserve Deposit to the Replacement Reserve Account to an amount sufficient, in the Lender's reasonable judgment, to maintain adequate balances necessary for Additional Repairs, including, without limitation, Additional Repairs made pursuant to the terms of and consistent with the requirements of the applicable Franchise Agreement and Operating Lease. Between annual adjustments the Lender may from time to time, but not more than once a year, adjust the Monthly Reserve Deposit to the Replacement Reserve Account to an amount sufficient, in the Lender's reasonable judgment, to maintain adequate balances necessary for Additional Repairs, including, without limitation, Additional Repairs made pursuant to the terms of and consistent with the requirements of the applicable Franchise Agreement and Operating Lease. Notwithstanding the foregoing, in the event the Lender shall at any time increase the Monthly Reserve Deposit to the Replacement Reserve Account over the Monthly Reserve Deposit to the Replacement Reserve Account then required pursuant to Exhibit B hereto, the Borrower may, at its election, request that the Lender obtain, at the sole cost, fee and expense of the Borrower, an engineering report from an engineer to be selected by the Lender in its reasonable discretion, in which case the Monthly Reserve Deposit to the Replacement Reserve Account shall be adjusted by the Lender based on such engineering report, provided that in no event shall the Monthly Reserve Deposit to the

Replacement Reserve Account be decreased below the applicable amount set forth on Exhibit B hereto. Following any defeasance of any permitted portion of the Premises, or substitution of properties pursuant to Section 2.6 hereof, and upon written request from Borrower, Lender will, at Borrower's expense, commission an updated engineering report (from an engineer selected by Lender) of the remaining portion of the Premises and, subject to Lender's review and approval, the amount of the Monthly Reserve Deposit to the Replacement Reserve Account shall be adjusted to reflect that the defeased portion of the Premises no longer serves as collateral for the Loan.

                  Section 6.5 Permitted Investments, Earnings, Charges and Annual Accounting.

                  (a) Permitted Investments. The Lender may invest and reinvest, or cause to be invested or reinvested, all or any portion of any funds on deposit in any Reserve Account in Permitted Investments. The maturities of the Permitted Investments on deposit in any Reserve Account shall be selected and coordinated to become due not later than the day before any disbursements from any Reserve Account must be made. All such Permitted Investments shall be held in the name and be under the sole dominion and control of the Lender, to the extent permitted by applicable laws, and no Permitted Investment shall be made unless the Lender shall perfect its first priority Lien in such Permitted Investment and, to the extent permitted by applicable laws, the Lender shall have sole possession and control over each such Permitted Investment and the income thereon, and any certificate or other instrument or document evidencing any such investment shall be delivered directly to the Lender, together with any document of transfer necessary to transfer title to such investment to the Lender. The Lender shall not have any liability (other than for the Lender's gross negligence or willful misconduct) for any loss in investments of funds in any Reserve Account that are invested in Permitted Investments and no such loss shall affect the Borrower's obligation to (i) make any payment hereunder, under the Security Instruments, the Note or any other Loan Document, or (ii) fund, or have liability for funding, any Reserve Account. The Borrower agrees that it shall include all interest, earnings or profits on Permitted Investments of funds on deposit in any Reserve Account as its income (and, if the Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of the Borrower, as the case may be), and shall be the owner of such accounts for federal and applicable state and local tax purposes, except to the extent the Lender retains such interest, earnings or profits for its own account in accordance with the provisions of Section 6.5(b) of this Loan Agreement. The Borrower shall have no right whatsoever to direct the investment of the proceeds in any Reserve Account.

                  (b) Earnings. All interest, earnings or profits on the Permitted Investments of funds in any of the Reserve Accounts shall be deposited into the applicable Reserve Account, provided that the Lender may, at its election, retain for its own account any such interest, earnings or profits on any or all of the Reserve Accounts during the occurrence and continuance of an Event of Default.

                  (c) Charges. Except as prohibited by applicable laws, the Lender may charge the Borrower for holding, maintaining and applying funds in any of the Reserve Accounts to the extent funds on deposit in such Reserve Account are invested or reinvested in Permitted Investments and the Lender does not retain for its own account any interest, earnings or profits on such Reserve Account in accordance with the provisions of Section 6.5(b) of this Loan Agreement.

                  (d) Monthly Accounting. The Lender shall furnish or cause to be furnished to the Borrower, without charge, a monthly accounting of each Reserve Account in the normal format of the Lender or its agent, showing credits and debits to such Reserve Account and the purpose for which each debit to such Reserve Account was made.

                  Section 6.6 Assignment to the Lender of Reserve Accounts and Rights and Claims.

                  (a) The Borrower hereby assigns to the Lender the Reserve Accounts as additional security for all of the Borrower's Obligations to the Lender, under the Note and under the other Loan Documents; provided, however, the Lender shall make disbursements from the Reserve Accounts in accordance with the terms of this Agreement, including without limitation, the Program Rider.

                  (b) The Borrower assigns to the Lender all rights and claims the Borrower may have against (i) all persons or entities claiming amounts due for taxes, utilities, rent or insurance, or (ii) all persons or entities supplying labor or materials in connection with the Immediate Repairs or Additional Repairs; provided, however, that the Lender may not pursue any such right or claim unless an Event of Default exists under this Agreement or the Loan Documents.

                  Section 6.7 Application of Reserve Accounts Upon an Event of Default.

                  If any Event of Default occurs, then the Borrower shall immediately lose all of its rights to receive disbursements from the Reserve Accounts unless and until the earlier to occur of or concurrently with (a) the date on which such Event of Default is fully cured, and (b) the date on which all amounts secured by the Security Instruments and the other Loan Documents have been paid in full and the lien of the Security Instruments and the other Loan Documents, as appropriate, have been released by the Lender. Upon any Event of Default, the Lender may in its sole discretion, use the Reserve Accounts (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security Instruments and the other Loan Documents, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default, (ii) reimbursement of the Lender for all losses, fees, costs and expenses (including, without limitation, reasonable legal fees) suffered or incurred by the Lender as a result of such Event of Default, (iii) payment of any amount expended in exercising all rights and remedies available to the Lender at law or in equity or under this Agreement or under any of the other Loan Documents, or (iv) to the payment of any item for which payment is required or permitted from any of the Reserve Accounts pursuant to the terms of this Loan Agreement. Nothing in this Loan Agreement shall obligate the Lender to apply all or any portion of the Reserve Accounts on account of any Event of Default by the Borrower or to pay the indebtedness secured by the Security Instruments or any of the other Loan Documents or in any specific order of priority.


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

                  Section 6.8 Disbursements from Tax and Insurance Reserve Account.

                  (a) The Lender shall disburse, to the extent of amounts on deposit in the Tax and Insurance Reserve Account, directly to each Person owed any portion of the water and sewer assessments and frontage charges, taxes, assessments and insurance premiums, the total sum owed to such Person. Such disbursements shall be made by the Lender (i) so as to coincide in frequency with the regular billing cycle of such Person, and (ii) on or before the date that each such payment is due.

                  (b) The Lender may require the Borrower to pay to the Lender in advance, additional amounts for taxes, charges, premiums, assessments, and impositions in connection with the Borrower or the Premises which the Lender shall reasonably deem necessary. Unless otherwise provided by applicable law, the Lender may require payments for such other amounts to be paid by the Borrower in a lump sum or periodic installments, at the Lender's option.

                  (c) If the amount held in the Tax and Insurance Reserve Account at the time of the monthly accounting thereof shall exceed the amount deemed necessary by the Lender to provide for the payment of water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums, as they fall due, such excess shall be paid to Borrower. If at any time the amount held in the Tax and Insurance Reserve Account shall be less than the amount deemed necessary by the Lender to pay water and sewer assessments and frontage charges, taxes, assessments, impositions and insurance premiums, the Borrower shall pay to the Lender any amount necessary to make up the deficiency within thirty (30) days after notice from the Lender to the Borrower requesting payment thereof.

                  (d) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all remaining amounts on deposit, if any, in the Tax and Insurance Reserve Account shall be distributed to the Borrower.

                  Section 6.9 Disbursements from Repair Escrow Account and Replacement Reserve Account.

                  (a) Upon written request from the Borrower and satisfaction of the requirements set forth in Section 6.9 of this Loan Agreement, the Lender shall disburse to the Borrower amounts from the Repair Escrow Account necessary to reimburse the Borrower for the actual costs of Immediate Repairs and shall disburse amounts from the Replacement Reserve Account necessary to reimburse the Borrower for the actual costs of Additional Repairs (but, as to any Immediate Repair, such amount shall not exceed 125% of the original estimated cost of such Immediate Repair or Additional Repair set forth on Exhibit B to this Loan Agreement, unless the Lender agrees to such reimbursement).

                  (b) Upon written request from the Borrower, the Lender may, in its discretion, disburse amounts from the Repair Escrow Account and/or Replacement Reserve Account to reimburse the Borrower for the actual cost of labor and materials associated with an Additional Repair. Each such request from the Borrower shall include a statement regarding why such disbursement should be made. If the Lender determines that (i) such Additional Repair is of the


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

type intended to be covered by this Agreement and (ii) the amount of funds in the Repair Escrow Account and/or the Replacement Reserve Account, as applicable, is sufficient to pay the Additional Repair and 125% of the then current estimated cost of completing all remaining Immediate Repairs, as applicable, and
(iv) all other conditions for disbursement under this Loan Agreement under this
Section 6.9 have been met, then the Lender shall disburse funds from the Repair Escrow Account and/or the Replacement Reserve Account, as applicable, for such Additional Repair.

                  (c) Each request for disbursement from the Repair Escrow Account or Replacement Reserve Account shall provide an invoice (or another form approved by Lender) that sets forth (i) the specific Immediate Repairs or Additional Repair, as the case may be, for which the disbursement is requested,
(ii) the quantity and price of each item purchased, if the Immediate Repair or Additional Repair, as the case may be, includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Immediate Repair or Additional Repair, as the case may be, other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Immediate Repair or Additional Repair, as the case may be, for which such request for disbursement is made. With each request the Borrower shall certify that all Immediate Repairs, or Additional Repairs, as the case may be, have been made in accordance with the requirements of this Loan Agreement and all Requirements of Laws. Each request for disbursement shall include (A) copies of invoices for all items or materials purchased and all contracted labor or services provided, and (B) such acknowledgments of payment, lien waivers and/or releases with respect to the Immediate Repairs and Additional Repairs for which disbursement is requested as the Lender may require. In connection with each disbursement from the Repair Escrow Account or the Replacement Reserve Account, as the case may be, the Lender may require the Borrower to provide the Lender with a "bring down" endorsement to the Lender's title insurance policy showing that no Liens have been placed against the Premises since the date of recordation of the Security Instruments (other than Permitted Encumbrances and any other Liens previously approved in writing by the Lender, if any).

                  (d) Except as provided in the following sentence, each request for disbursement from the Repair Escrow Account or the Replacement Reserve Account shall be made only after completion (as reasonably determined by the Lender) of the Immediate Repair or Additional Repair for which disbursement is requested. If (i) the cost of the Immediate Repair, or Additional Repair exceeds the lesser of (A) 1% of the original Loan Amount, or (B) $35,000.00 per Individual Property and (ii) the written contract with respect to such Immediate Repair or Additional Repair requires periodic payment for such work pursuant to the terms thereof, then a request for reimbursement from the Repair Escrow Account and/or Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (1) the materials for which the request is made are on site at the Premises and are properly secured or have been installed in the Premises, (2) all other conditions in this Loan Agreement in this Section 6.9 for disbursement have been satisfied, and (3) funds remaining in the Repair Escrow Account or the Replacement Reserve Account, as the case may be, are, in the Lender's reasonable judgment, sufficient to complete such Immediate Repair or Additional Repair and all the other Immediate Repairs when required. The Lender, at its option, may issue joint checks, payable to the Borrower and unpaid supplier, materialman, mechanic,


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contractor, subcontractor or other party to whom payment is due in connection with any such periodic payment for an Immediate Repair or Additional Repair to be paid from the Repair Escrow Account or Replacement Reserve Account, as the case may be.

                  (e) The Lender shall have no obligation to make any disbursement from the Repair Escrow Account or the Replacement Reserve Account more frequently than once in any month and (except in connection with the final disbursement) in any amount in the aggregate less than the lesser of (i) 1% of the original Loan Amount, or (ii) $5,000.00.

                  (f) Prior to any disbursement from the Repair Escrow Account or the Replacement Reserve Account, the Lender may, at the Borrower's expense, require an inspection by an appropriate independent qualified professional reasonably selected by the Lender and a copy of a certificate of completion by an independent qualified professional reasonably acceptable to the Lender prior to the disbursement of any amounts for any one (1) item of work performed on the Premises from the Repair Escrow Account or the Replacement Reserve Account exceeding $50,000.00. The Borrower shall pay the Lender a reasonable inspection fee not exceeding $1,000.00 for each such inspection.

                  (g) The Lender shall not be obligated to make disbursements from the Repair Escrow Account or the Replacement Reserve Account to reimburse the Borrower for the costs of routine maintenance to the Premises, tenant improvements or leasing commissions.

                  (h) Upon the earlier to occur of (i) the timely completion of all Immediate Repairs in accordance with the requirements of this Loan Agreement, as verified by the Lender in its reasonable discretion, or (ii) the payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Repair Escrow Account shall be distributed to the Borrower.

                  (i) Upon payment in full of all amounts owed by the Borrower under or otherwise secured by any of the Loan Documents, all amounts remaining on deposit, if any, in the Replacement Reserve Account shall be distributed to the Borrower.

                  Section 6.10 Disbursements from Cash Management Account.

                  Borrower shall establish on the date hereof a Cash Management Account (the "Cash Management Account") which shall be under the sole dominion and control of Lender. Each month, Lender will disburse from the Cash Management Account funds to (i) pay monthly debt service payments and, (ii) fund all reserves due under the Loan, including tax, insurance, replacement reserves, and debt service reserves (if any). Sufficient funds will remain in each account to meet all disbursements outlined above for the following month and funds in excess of this amount will not be disbursed to the Borrower until each monthly disbursement is made, at which time the Cash Management Account must be replenished prior to any further disbursements to Borrower.

                  During the term of the Operating Leases, Lender shall require that payment of any and all amounts actually due the Borrower under the Operating Leases be deposited directly into the Cash Management Account. Borrower agrees that if at any time it has the right to additional


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

funds from the collateral Premises, whether due to expiration, cancellation or default of any of the Operating Leases or for any other reason, it will enforce its rights to such additional funds and cause such funds to be deposited into the Cash Management Account. In the event the Debt Service Coverage Ratio Premises for the Premises in the aggregate is less than 1.75x, funds sufficient to pay three (3) months debt service for the Loan shall be immediately deposited directly into the Cash Management Account.

                  Section 6.11 Indemnification.

                  The Borrower agrees to indemnify the Lender and to hold the Lender harmless from and against any and all actions, suits, claims, demands, counterclaims, cross-claims, liabilities, losses, damages, obligations, fees and costs and expenses (including litigation costs, reasonable attorneys' fees and expenses) arising from or in any way connected with (a) the performance of the Immediate Repairs or Additional Repairs, (b) unpaid taxes, utility bills, rent or insurance premiums owed by the Borrower, and/or (c) the holding or investment of the Reserve Accounts, except to the extent any of the foregoing is the direct result of the gross negligence or willful misconduct of the Lender.

                                  ARTICLE VII
                           EVENTS OF DEFAULT; REMEDIES

                  Section 7.1 Events of Default.

                  An Event of Default shall occur if any of the following has occurred and is continuing:

                  (a) Payments. The Borrower fails to make any payment hereunder, under the Note or under any other Loan Document, when due and payable, and such payment is not received prior to the 10th day after the same is due (or such greater period, if any, required by applicable law).

                  (b) Bankruptcy, etc. The occurrence of any Bankruptcy Event with respect to the Borrower, the Borrower Principal, or any general partner or member thereof.

                  (c) Judgments. One or more judgments or decrees exceeding $100,000 per Individual Property shall be entered against the Borrower (not paid or fully covered by insurance provided by a carrier who has acknowledged coverage), and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded (through appeal or otherwise) within thirty (30) calendar days from the entry thereof.

                  (d) Recourse Covenants. The Borrower violates any of the Recourse Covenants.

                  (e) Compliance with Sections 5.1(o) and (p). The Borrower fails to comply with any or all of the provisions of either Section 5.1(o) or 5.1(p) and such failure continues for a period of thirty (30) calendar days following (i) in the case of Section 5.1(o), the date demand by the Lender is made upon the Borrower for the execution of any agreement or document in


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

accordance with the provisions of Section 5.1(o) or (ii) in the case of Section 5.1(p), the date on which any Operating Expenses Leases becomes due and payable in accordance with the terms thereof, without regard to any extension, modification or waiver relating thereto; provided that if any Operating Expenses Leases is the subject of a bona fide dispute and is less than 1% of the outstanding balance of the Loan as of the date on which the particular Operating Expenses Leases in dispute became due and payable, then the Borrower shall have ninety (90) days from the date the same becomes due and payable to pay such Operating Expenses or to furnish the Lender a bond or other collateral acceptable to the Lender in the Lender's reasonable discretion.

                  (f) Representations and Warranties. Any representation, warranty, acknowledgment or statement made by the Borrower or the Borrower Principal herein, in any other Loan Document or in any written statement or certificate delivered or required to be delivered pursuant hereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or any representation, warranty acknowledgment or statement submitted to the Lender concerning the financial condition or credit standing of the Borrower, any general partner or member thereof or the Borrower Principal proves to be false or misleading in any material respect.

                  (g) Compliance with Covenants and Agreements. The Borrower shall fail to comply with, observe or perform any covenant or agreement made by it herein, in the Program Rider or in any other Loan Document, which failure continues for thirty (30) days following written notice thereof to the Borrower; provided that if such failure is of a type which can not feasibly be cured within such thirty (30) day period and the Borrower is diligently and in good faith pursuing such cure, then the Borrower shall have a reasonable period of time (but in no event more than ninety (90) days following such written notice) to cure such failure without the same becoming an Event of Default hereunder. Nothing in this Section 7.1(g) shall be deemed or construed to entitle the Borrower to any notice and opportunity to cure with respect to any failure to comply with, observe or perform any covenant or agreement which constitutes an Event of Default under any other subsection of this Section 7.1 or to extend any notice and/or opportunity to cure otherwise provided for in any other subsection of this Section 7.1.

                  (h) Operating Lease. The Borrower fails to comply with, observe or perform any covenant or agreement made by Borrower under the Operating Leases or the Borrower Principal fails to comply with, observe or perform any covenant or agreement made by Borrower Principal under the Environmental Indemnification Agreement, which failure continues to the later of
(i) beyond any applicable grace or cure period provided for in the Operating Leases and (ii) for thirty (30) days following written notice thereof to Borrower.

                  (i) No Encumbrances. The Borrower fails to keep the Premises free and clear of all encumbrances (as used herein, the term "encumbrance" shall not include communication easements granted for the purpose of allowing installation and maintenance of satellite dishes or other communications or similar equipment on any Individual Property), liens, deeds of trust, security interests and subordinate financing, except for Permitted Encumbrances as may be permitted by the Loan Documents or otherwise approved in writing by the Lender in its sole discretion.



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

                  (j) No Transfer. Except as permitted in Section 5.2 and 5.4(b) hereof, the Borrower permits any sale, transfer, conveyance or other disposition of, engages in any subordinate financing with respect to, or grants any consensual liens against, the Premises, the Rents and Profits or the Intangible Personalty without the consent of Lender.

                  (k) Special Purpose Entity. The Borrower fails to be a Special Purpose Entity at any time while the Loan is outstanding.

                  (l) Events of Default under the Program Rider or other Loan Documents. The occurrence of any Event of Default or similar event under any of the Program Rider or the other Loan Documents, after giving effect to any period of time provided for the cure of any such event or occurrence in the Program Rider or any such Loan Document.

                  (m) Non-Consolidation Assumptions. If any of the assumptions contained in the Non-consolidation Opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the Loan, is or shall become untrue in any material respect.

                  (n) Required Debt Service Coverage Ratio Premises. The Borrower fails to maintain a Debt Service Coverage Ratio Premises of 1.50x based on the operation of the Premises in the aggregate (the "Required DSCR Premises").

                  (o) Required Debt Service Coverage Ratio Leases. The Borrower fails to maintain a Debt Service Coverage Ratio Leases of 1.30x (the "Required DSCR Leases").

                  (p) Franchise Agreement. If any Franchise Agreement is amended, modified or terminated without Lender's prior written consent (except as permitted by Section 5.2(k)).

                  (q) Liquidity Requirement. The failure by the Borrower to maintain at all times during the term of the loan the Liquidity Requirement.

                  Section 7.2 Remedies.

                  Upon the occurrence of an Event of Default, the Lender may, at its option:

                  (a) Acceleration. Accelerate the entire unpaid principal balance of the Loan and all accrued interest thereon without advance notice to the Borrower, the same becoming immediately due and payable. In addition, upon acceleration, any and all other Obligations of the Borrower to the Lender shall be immediately due and payable.

                  (b) Replacement of Property Manager. Upon written notice to the Borrower, require the replacement of any property manager or managing agent for the Premises with a property manager or managing agent acceptable to the Lender.

                  (c) Other Remedies. Invoke any other remedies set forth herein or in any of the other Loan Documents, including without limitation, foreclosure of the Lien granted in the


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Security Instruments and enforcement of the assignment to the Lender of the
Rents and Profits in accordance with the terms of the Security Instruments.

                                  ARTICLE VIII
                         CASUALTY LOSSES; EMINENT DOMAIN

                  Section 8.1 Repairs and Casualty Losses.

                  (a) Restoration of Premises. Except as otherwise provided in this Section 8.1, the Borrower shall, at its expense, promptly repair, restore, replace or rebuild any part of the Premises which is damaged or destroyed by any casualty or as the result of any taking under the power of eminent domain, provided the Lender has made available insurance proceeds or eminent domain proceeds or awards available to the Borrower for such repair, restoration, replacement or rebuilding. The Borrower shall, subject to the other express terms of this Loan Agreement (i) substitute a Substitute Property (pursuant to the terms of Section 2.6 hereof) for each damaged or destroyed Individual Property, or (ii) cause all repairs, rebuilding, replacements or restorations to be (in the reasonable opinion of the Lender) of substantially equivalent quality to the Premises as of the date hereof, ordinary wear and tear excepted.

                  (b) Proof of Loss; Claims Settlement. In the event of loss, the Borrower shall give prompt written notice thereof to the insurance carrier and the Lender, and the Lender may make proof of loss if not made promptly by the Borrower. During the existence of any Event of Default, the Lender is hereby authorized, in its reasonable discretion, to adjust, compromise and collect the proceeds of any insurance claims.

                  (c) Application of Insurance Proceeds. The Borrower hereby assigns the proceeds of any such insurance policies to the Lender and hereby directs and authorizes each insurance company to make payment for such loss directly to the Lender. The proceeds of any insurance or any part thereof shall be applied by the Lender in accordance with the provisions of Section 8.3 of this Loan Agreement.

                  Section 8.2 Eminent Domain.

                  (a) Participation in Proceedings. The Borrower shall promptly notify the Lender of any actual or threatened initiation of any eminent domain proceeding or other taking for public use as to the whole or any part of the Premises and/or any rights incident or appurtenant thereto and shall deliver to the Lender copies of any and all papers served or received in connection with such proceedings, and the Lender shall have the right, at its option, to participate in such proceedings at the expense of the Borrower (including, without limitation, the Lender's reasonable attorneys' fees) and the Borrower will execute such documents and take such other steps as required to permit such participation.

                  (b) Right to Settle Claims. During the existence of any Event of Default, the Lender is hereby authorized to adjust, compromise and collect the proceeds of any eminent domain or similar award or settle a claim for damages and to apply the same (or any part thereof) to the then outstanding balance of the Loan.



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

                  (c) Use of Proceeds. The Borrower assigns to the Lender any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises and any rights incident or appurtenant thereto. The proceeds of any such condemnation award or proceeds of any part thereof shall be applied by the Lender in accordance with the provisions of Section 8.3 of this Loan Agreement.

                  (d) Further Assignments; Acceleration. The Borrower agrees to execute such further assignments and agreements as may be reasonably required by the Lender to assure the effectiveness of this Section 8.2. In the event any governmental agency or authority subject to Section 8.3 below shall require or commence any proceedings for the seizing or demolishing of any part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain (or other power) a material portion of the Premises and such portion of the Premises has not been substituted pursuant to the terms of Section 2.6 hereof, the Lender may, at its option, declare the Loan to be immediately due and payable in full and apply all or any portion of the eminent domain (or similar) awards or proceeds to the then outstanding balance of the Loan.

                  Section 8.3 Application of Insurance Proceeds and Condemnation Awards.

                  (a) Unless a Substitute Property has been substituted pursuant to the terms of Section 2.6 hereof for each Individual Property affected, all proceeds of insurance assigned to the Lender pursuant to Section 8.1 of this Loan Agreement, and all proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights incident or appurtenant thereto and that have been assigned to the Lender pursuant to Section 8.2 of this Loan Agreement shall be eligible to be applied by the Lender in its sole discretion to the repayment of the Loan; provided, however, that subject to the provisions of this Section 8.3, such proceeds shall be held in an Eligible Account and applied to the repair or restoration of the Premises if all of the following conditions are met:

                  (i) there exists no Default Condition or Event of Default;

                  (ii) the Borrower presents sufficient evidence to the Lender that (A) with respect to any casualty loss, there are sufficient funds from the insurance proceeds and from equity funds, if needed, to completely restore or repair the damaged Premises, or (B) with respect to any condemnation award, there are sufficient funds from the condemnation award or proceeds and from equity funds, if needed, to completely restore the Premises to an architectural whole and to pay Operating Expenses Premises, and (C) the insurance proceeds or condemnation award is less than 20% of the original Loan Amount;

                  (iii) the Operating Lessees agree in a manner reasonably satisfactory to the Lender that they will continue or extend their interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                  (iv) all parties having material operating, management and/or franchise interests in, and arrangements concerning, the Premises agree that they will continue their interests and arrangements for the contract terms then in effect following the repair, restoration, replacement or rebuilding;

                  (v) the Borrower presents sufficient evidence to the Lender that the Premises will be repaired or restored to an architectural whole two (2) years prior to the maturity date of the Loan;

                  (vi) the Lender will not incur any liability to any other Person as a result of such use or release of proceeds; and

                  (vii) (A) as to any casualty loss, the insurance proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account; provided, however that insurance proceeds of $150,000.00 or less for any Individual Property will be disbursed directly to the Borrower for repair, restoration, replacement or rebuilding and (B) as to any condemnation award, the condemnation award or proceeds shall be held by the Lender and disbursed as repair, restoration, replacement or rebuilding progresses substantially in accordance with the procedures set forth in this Loan Agreement for disbursement from the Replacement Reserve Account.

                  (b) If the above-stated conditions are not satisfied within ninety (90) days of loss, then the Lender may, at its option, apply any proceeds in repayment of the amount then outstanding under the Note.

                  (c) Upon the completion of any repair, restoration, replacement or rebuilding any remaining proceeds shall be paid to the Lender in repayment of the amount then outstanding under the Note in accordance with the provisions of the Note.

                                   ARTICLE IX
                               GENERAL PROVISIONS

                  Section 9.1 Remedies Cumulative; Waivers.

                  All remedies of the Lender provided for herein and/or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law and/or in equity. The exercise of any right or remedy by the Lender hereunder shall not in any way constitute a cure or waiver of any Default Condition or Event of Default hereunder or under any other Loan Document, or invalidate any act done pursuant to any notice of the occurrence of any Default Condition or Event of Default, or prejudice the Lender in the exercise of any of its rights hereunder or under or any other Loan Document, unless, in the exercise of said rights, the Lender realizes all amounts owed to it under the Loan Documents. No waiver of any Default Condition or Event of Default hereunder shall be implied from any delay or omission by the Lender to take action on account of such Default Condition or Event of Default, and no express waiver shall affect any Default Condition or Event of Default other than the Default Condition or Event of Default specified in the waiver and it shall be operative only for the time and to the extent therein stated.

Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent failure to observe or comply with the same covenant, term or condition. The consent or approval by the Lender to or of any act by the Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act.

                  Section 9.2 Benefit.

                  This Loan Agreement is made and entered into for the sole protection and benefit of the Lender and the Borrower, their successors and permitted assigns, and no other Person or Persons shall have any right to action hereon or rights to the Loan proceeds at any time, nor shall the Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Improvements, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of the Lender hereunder or arising from any Default Condition or Event of Default by the Borrower.

                  Section 9.3 Assignment and Assumption.

                  (a) The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto.

                  (b) Subject to the provisions of Sections 2.5, 2.6, 5.2 and 10.1(c) hereof, neither Borrower nor any other Person having beneficial or ownership interest in Borrower shall assign or permit any assumption of this Loan Agreement, any of the other Loan Documents or any of its rights, interests, duties or obligations hereunder or thereunder or any Loan proceeds or other sums to be advanced hereunder in whole or in part without the prior written consent of the Lender. Lender shall consent, no more than once, to such assignment and/or assumption to a qualified borrower acceptable to Lender at its sole discretion upon the payment to the Lender of all reasonable and customary expenses incurred by the Lender in connection with any such assignment and/or assumption and of a processing fee in an amount equal to 1% of the outstanding principal amount of the Loan as of the date the Borrower requests the Lender to consent to such assignment or assumption. Any assignment or assumption (whether voluntary or by operation of law) without said consent shall be void. Without in any way limiting the foregoing, in no event shall the Lender consent to any assignment or assumption requested or occurring prior to the sale of the Loan by the Lender in the secondary market if the consideration paid or to be paid by the assignee or purchaser of the Premises in connection therewith, as determined by the Lender in its reasonable judgment, is less than the appraised value of the Premises used by the Lender in underwriting the Loan. The Borrower shall furnish the Lender at the Borrower's sole cost and expense such information as the Lender shall request in connection with any assignment or assumption, including without limitation: (i) an Appraisal or other evidence satisfactory to the Lender in its reasonable discretion of the value of the Premises as of the date of the assignment and/or assumption; (ii) confirmation from the Rating Agencies that the credit ratings of Securities immediately prior to assignment and/or assumption will not be qualified, downgraded or withdrawn as a result of such assignment and/or assumption, which affirmation may be granted or withheld in the Rating Agencies sole and absolute discretion; (iii) evidence that the assignee is a Special Purpose Entity satisfying Lender's and Rating


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Agency's then current applicable underwriting criteria and requirements; and
(iv) delivery of a "non-consolidation" opinion in form and substance satisfactory to Lender that, in the event of a bankruptcy proceeding involving any Affiliate of Borrower, the assets of the Borrower, including the Premises, shall not be substantively consolidated with the assets of the Affiliate. Lender further reserves the right to condition the consent to any assignment or assumption upon (i) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (ii) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current respective ratings in effect immediately prior to such assignment or assumption for the Securities issued in connection with a securitization; (iii) the delivery of a non-consolidation opinion reflecting the proposed transfer in form and substance reasonably satisfactory to Lender that, in the event of a bankruptcy proceeding involving any Affiliate of Borrower, the assets of the Borrower, including the Premises, shall not be substantively consolidated with the assets of the Affiliate to Lender; and (iv) the delivery to Lender of such additional documents, certificates and legal opinions as it may reasonably request. In addition, the assignee or purchaser of the Premises shall be required to assume the Borrower's duties and obligations under this Loan Agreement and shall be required to execute and deliver to the Lender such documents, opinions, certificates and information as the Lender reasonably requires to effectuate such assumption of duties and obligations. No sale, assignment or assumption shall relieve the Borrower of its Obligations under this Loan Agreement or any of the other Loan Documents, unless the Borrower has obtained the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed.

                  (c) Lender shall have the right to sell, assign or otherwise transfer the Loan or any portion thereof or interest therein held by Lender without the consent of Borrower or the satisfaction of any other requirement with respect to Borrower. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this agreement or the Security Instruments, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies of the Note or participation therein or the first successful public or private securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class Securities secured by or evidencing ownership interests in the Note and the Security Instruments, including, without limitation, to:

                  (i) (A) provide such financial and other information with respect to the Premises, and the Borrower (B) provide budgets relating to the Premises and (C) to permit to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I reports and, if appropriate, Phase II reports), engineering reports and other due diligence investigations of the Premises, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be reasonably necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification of and/or consents to the use of the Provided Information through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to the Lender and acceptable to the Rating Agencies; provided, however, that Phase II reports and other invasive testing may not be


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

         performed at the Premises until Borrower has received reasonably appropriate and evidence of insurance from any Person preparing such report or performing such testing;

                  (ii) cause counsel to render opinions as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Premises, the Borrower, and its Affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

                  (iii) make such representations and warranties as of the closing date of the Securitization with respect to the Premises, the Borrower and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof to the extent such representations and warranties are true as of the closing date of the Securitization, including the representations and warranties made in the Loan Documents to the extent such representations and warranties are true as of the closing date of the Securitization; and

                  (iv) execute such agreements and amendments to the Loan Documents and organizational documents and enter into a lockbox or similar arrangement with respect to the Rents and Profits from the Premises as may be reasonably requested by the holder of the Note or as may be requested by the Rating Agencies or as may be otherwise necessary to effect the Securitization; provided, however, that the Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan or increase Borrower's or Owner's obligations or liabilities under the Loan Documents.

                  All third party costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan and all reasonable third party costs and expenses incurred by Borrower in connection with the Securitization or other sale or transfer of the Loan shall be paid by Lender.

                  Section 9.4 Securitization Cooperation/Indemnification.

                  (a) Borrower understands that certain of the Provided Information and the books and records delivered to Lender pursuant to Section 5.1(n) hereof, (the "Required Records") may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, the Borrower will cooperate with the holder of the


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

Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

                  (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable, but only as such memorandum or prospectus relates to the Premises, the Borrower, the Borrower Principal or their Affiliates, including without limitation, the sections entitled "Special Considerations," "Description of the Security Instruments," "Description of the Loans and Properties," "The Manager," "The Borrower" and "Certain Legal Aspects of the Loan," and such sections (and any other sections reasonably requested) do not, and with respect to any portions of such sections prepared in reliance upon the reports of third parties, to Borrower's knowledge do not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender, subject to Section 9.5 (and for purposes of this Section 9.4, Lender hereunder shall include its officers, directors and employees), the Affiliate of such Lender entity (the "Lender Entity") that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Lender Group"), and Lender Entity, each of its directors and each person who controls Lender Entity within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of any untrue statement or alleged untrue statement of any material fact contained in such sections, but only as such memorandum or prospectus relates to the Premises, the Borrower, the Borrower Principal or their Affiliate, (other than any such statement made in reliance upon the reports of third parties that do not, to Borrower's knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or arise out of the omission or alleged omission to state therein a material fact known to Borrower and required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Lender Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender and Lender Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss, claim, damage, liability or expense arises out of any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by or on behalf of Borrower expressly for use in the Disclosure Document; and provided further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Borrower by Lender, any member of the Lender Group or any member of the Underwriter Group expressly for use in the Disclosure Document. The foregoing indemnity with respect to any untrue statement


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

contained in or omission from a preliminary private placement memorandum or preliminary prospectus shall not inure to the benefit of any member of the Underwriting Group (or any person controlling such member of the Underwriting Group) from whom the Person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Borrower shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Person was not sent or given a copy of the final private placement memorandum or final prospectus at or prior to the written confirmation of the sale of such Security to such Person and the loss, liability, claim, damage or expense resulted from an untrue statement contained in or omission from such preliminary private placement memorandum or preliminary prospectus that was corrected in the final private placement memorandum or final prospectus.

                  (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, the Lender Group and the Underwriter Group for Liabilities to which Lender, the Lender Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made, not misleading and (ii) reimburse Lender, the Lender Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lender Group or the Underwriter Group in connection with defending or investigating the Liabilities provided, however, that Borrower will be liable in any such case under clauses (i) or (ii) above only to the extent that any such loss claim, damage, liability or expense arises out of any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by or on behalf of Borrower expressly for use in the Disclosure Document; and provided further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Borrower by Lender, any member of the Lender Group or any member of the Underwriter Group expressly for use in the Disclosure Document.

                  (d) Lender Entity agrees to indemnify and hold harmless Borrower, each of its directors and each Person, or Entity who controls Borrower within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Borrower Group") against any and all losses, claims, damages or liabilities, joint or several, to which such group may become subject, under the Securities Act or otherwise, and will reimburse such group for any legal or other expenses reasonably incurred by such group in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Disclosure Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information that does not accurately reflect Provided Information.

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

                  (e) Promptly after receipt by an indemnified party under this
Section 9.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.4, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party, provided that no compromise or settlement shall be entered without the consent of such indemnified party, which consent shall not be unreasonably withheld. After notice from the indemnifying party to such indemnified party under the immediately preceding sentence of this Section 9.4 and except as otherwise explicitly provided herein, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party. In no event shall an indemnifying party be liable to an indemnified party under this Section
9.4 for any losses, claims, damages or liabilities to which such indemnified party may become subject to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such indemnified party.

                  (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 9.4 is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.4, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further, that Borrower will be liable under this Section 9.4 only to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of any untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by Borrower expressly for use in the Disclosure Document or any failure to state any material fact known to Borrower and required to be stated in such written information in order to make such written information in light of the circumstances under which they were made not misleading. In


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

determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lender Entity and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender Entity and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  (g) The liabilities and obligations of both Borrower and Lender under this Section 9.4 shall survive the termination of the Security Instruments and the satisfaction and discharge of the Indebtedness for such period of time under any applicable statute of limitations that (i) any third party may bring any claim against Lender or Borrower, or (ii) Lender or Borrower may bring any claim against each other, whether based on indemnification for a third party claim or otherwise.

                  Section 9.5 Information.

                  The Borrower hereby gives permission to the Lender and its Affiliates to release publicity articles, mutually agreed upon by Borrower and Lender, concerning the existence, structure and the terms of the Loan and the Borrower and principals involved in the financing of the Premises. It is also expressly recognized and agreed that the Lender may share any information pertaining to the Loan Documents, the Borrower, the Borrower Principal, the transactions contemplated thereby and the records maintained by the Lender in connection therewith with Bank of America Corporation, including its bank subsidiaries and BancAmerica Securities, LLC and any of the other Affiliates of the foregoing and any other Persons which require such information in connection with the sale of the Loan in the secondary mortgage market.

                  Section 9.6 Nonrecourse Loan; Exceptions.

                  The Note provides that the Loan is nonrecourse to the Borrower and the Borrower Principal, except for (a) the lien of the Security Instruments and the other Loan Documents and (b) the exceptions provided for in the Note.

                  Section 9.7 Amendments.

                  This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

                  Section 9.8 Governing Law and Jurisdiction.

                  This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina except that the Security Instruments shall be governed by and construed and interpreted in accordance with the laws of the state in which the applicable Individual Property is located. The Borrower and all of its general partners/members and the Borrower Principal hereby submit to the jurisdiction of the state and federal courts located in the State of

North Carolina and agree that the Lender may, at its option, enforce its rights under the Loan Documents in such courts.

                  Section 9.9 Savings Clause.

                  Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

                  Section 9.10 Execution in Counterparts.

                  This Loan Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  Section 9.11 Notices.

                  All notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth in Exhibit C hereto, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective party at the address set forth in Exhibit C hereto, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section 9.11 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. In addition to the foregoing, the Lender may, from time to time, specify to the Borrower additional notice parties by providing to the Borrower written notice of the name, address, telephone number and telecopy number of any such additional notice party. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under this Loan Agreement or any other Loan Document.

                  Section 9.12 Right of Set-Off.

                  In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held by or owing to the Lender (including, without limitation branches, agencies or Affiliates of the Lender wherever located) to or for the credit or the account of the Borrower against the obligations and liabilities of the Borrower to the Lender hereunder, under the Note or otherwise, irrespective of whether the Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of the Lender subsequent thereto. The Lender agrees to notify the Borrower subsequent to any such set-off or application.

                  Section 9.13 Written Agreement.

                  (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER, THE BORROWER PRINCIPAL AND THE LENDER, AS APPROPRIATE, SHALL BE DETERMINED SOLELY FROM THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR OR CONTEMPORANEOUS ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER, THE BORROWER AND THE BORROWER PRINCIPAL CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS.

                  (c) THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Section 9.14 Waiver of Jury Trial.

                  THE LENDER, THE BORROWER AND THE BORROWER PRINCIPAL HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LOAN AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER, THE BORROWER AND THE BORROWER PRINCIPAL, AND THE LENDER, THE BORROWER AND THE BORROWER PRINCIPAL ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS LOAN AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER, THE BORROWER AND THE BORROWER PRINCIPAL FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LOAN AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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

                  Section 9.15 Cross Default, Cross-Collateralization, Waiver of Marshalling of Assets.

                  (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Individual Properties and in reliance upon the aggregate of the Individual Properties taken together being of greater value as collateral security than the sum of the Individual Properties taken separately. Borrower agrees that the Security Instruments are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Security Instruments shall constitute an Event of Default under each of the other Security Instruments which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Security Instruments; and (iii) each Security Instruments shall constitute security for the Note as if a single blanket lien were placed on all of the Individual Properties as security for the Note.

                  (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Individual Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Security Instruments, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Individual Properties for the collection of the Loan without any prior or different resort for collection or of the right of Lender to the payment of the Loan out of the net proceeds of the Individual Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Security Instruments, any equitable right otherwise available to Borrower which would require the separate sale of the Individual Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Individual Properties before proceeding against any other Individual Property or combination of Individual Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Individual Properties.

                  Section 9.16 Servicer.

                  At the option of Lender, the Loan may be serviced by a servicer (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender and Servicer. Until Lender may elect otherwise, the Servicer shall be Bank of America.

                                   ARTICLE X
                               SPECIAL PROVISIONS

                  Section 10.1 Termination of Manager.

                  To the extent Borrower enters into any Management Agreement, such Management Agreement shall include provisions that if any of the following conditions occur during the term of the Loan: (a) at any time, the Debt Service Coverage Ratio for the Premises for the immediately preceding twelve (12) month period is less than 1.50x or (b) the amounts evidenced by the Note have been accelerated or (c) the Manager shall become insolvent, the Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates. Notwithstanding the foregoing, if the reason for termination of the Manager is subsection (a) above, the Borrower may elect from time to time to provide additional collateral for a portion of the Loan such that, if the outstanding principal balance of the Loan were equal to such principal balance less the lower of (as determined by Lender) the face amount or fair market value of the additional collateral, the Debt Service Coverage Ratio Premises (after adjusting the Debt Service accordingly to reflect same) would equal or exceed 1.50x, in which case no termination would be effective. Any such additional collateral would not be released until Borrower has demonstrated a Debt Service Coverage Ratio Premises in excess of 1.50x without taking into account the additional collateral. All additional collateral must be U.S. Obligations and must be accompanied by such additional security agreements, financing statements and other documents or instruments, including opinions of Borrower's counsel, which in the reasonable opinion of Lender and its counsel would be necessary or advisable to create in Lender a first perfected security interest in the additional collateral. In addition and as a condition to the posting of such additional collateral, Lender shall have received written affirmation from the Rating Agencies that the credit ratings of the Securities immediately prior to such posting will not be qualified, downgraded or withdrawn as a result of such posting, which affirmation may be granted or withheld in the Rating Agencies' sole and absolute discretion.

                  Section 10.2 Substitution of Operating Lessee.

                  (a) Notwithstanding anything to the contrary contained herein, Lender may consent to the termination of the Operating Lease for an Individual Property in its sole discretion. Such consent of Lender shall not be required, provided that Lender has received payment in full of any and all actual expenses incurred in connection therewith and the following conditions have been satisfied as of the consummation of the transaction:

                  (i) (x) the Code (or regulations promulgated under the Code) shall have been revised or determined to permit the Borrower or its affiliates to operate the Individual Property directly as determined by a nationally recognized law firm; (y) the Code (or regulations promulgated under the Code) shall have been revised or determined to permit the Borrower to enter into a management agreement rather than an operating lease with respect to the operation of the Individual Property, and the Borrower proposes to enter


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

         into a management agreement with a Qualified Manager with respect to the property or (z) is a direct or indirect Subsidiary of the REIT which is a Single Purpose Entity and proposes to enter into a management agreement with a Qualified Manager.

                  (ii) Lender has received no less than forty-five (45) days prior written notice of such event;

                  (iii) Lender shall have confirmations from any franchisors under any Franchise Agreements that such Franchise Agreements, or new Franchise Agreements with economic terms no less favorable to the Borrower, shall remain or be in full force and effect after the consummation of such event; and

                  (iv) Lender shall have confirmations in writing from any applicable Rating Agencies to the effect that such transactions(s) will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any securities in a securitization.

                  (b) Notwithstanding anything to the contrary contained herein, Lender may consent to the termination of the Operating Lease and substitution of a new operating lease (the "New Operating Lease") in its sole discretion. Such consent shall not be required, provided that Lender has received payment in full of any and all actual expenses incurred in connection therewith and the following conditions have been satisfied as of the consummation of the transaction:

                  (i) the operating lessee under the New Operating Lease (x) is a Qualified Operating Lessee; or (y) is a public company whose shares were initially distributed to the shareholders and unitholders of the REIT and Operating Partnership at the time the new Operating Lease is executed;

                  (ii) the terms of the New Operating Lease, including without limitation, economic provisions, are substantially similar or more preferential to Lender than the Operating Lease;

                  (iii) Lender has received no less than forty-five (45) days' prior written notice of such transfer;

                  (iv) if Qualified Operating Lessee is an Affiliate of
         Borrower: (x) Qualified Operating Lessee has fully subordinated all of its rights under the New Operating Lease to the Lien of the Security Instruments including but not limited to all provisions regarding insurance, condemnation and any purchase option exercisable by Qualified Operating Lessee; and (y) Borrower shall have delivered a Non-Consolidation opinion, as acceptable to Lender in its reasonable discretion with respect to Qualified Operating Lessee and its equity owners;

                  (v) Lender shall have confirmations from any franchisors under any Franchise Agreements that such Franchise Agreements shall remain in full force and effect after the consummation of such New Operating Lease; and

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

                  (vi) Lender shall have confirmations in writing from any applicable Rating Agencies to the effect that such new Operating Lease will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any securities in a securitization.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Borrower and the Lender have executed this Loan Agreement under Seal as of the above-written date.

                              BORROWER:

                              INNKEEPERS RI NORTHWEST, L.P.,
                              a Virginia limited partnership

                              By: INNKEEPERS RI NORTHWEST, INC., a
                                  Virginia corporation, its general partner


                                  By:_____________________________________(SEAL)
                                     Name:
                                     Title:

                              INNKEEPERS SUMMERFIELD GENERAL, L.P.,
                              a Virginia limited partnership

                              By: INNKEEPERS RI NORTHWEST, INC., a
                                  Virginia corporation, its general partner

                                  By:_____________________________________(SEAL)
                                     Name:
                                     Title:

                              LENDER:

                              BANK OF AMERICA, N.A., a national banking association

                              By:_________________________________________(SEAL)
                                 Name:
                                 Title:

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